Exhibit 10.26

Confidential

FORD AND TELENAV

SYNC Generation 2 On-Board Navigation

Agreement Summary

The documents listed below, in order of precedence, and their respective attachments comprise this Agreement (“Agreement”) made by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” of “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. This Agreement is effective as of October 12, 2009 (“Effective Date”).

Attachment I:	Purchase Order
Attachment II:	Software Development Supplemental Terms and Conditions
Attachment III:	Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions
Attachment IV:	Statement of Work (Sync Generation 2 Navigation Application (Wolverine) North America Baseline [*****])
Attachment V:	Pricing and Royalty

This Agreement covers goods and services under a Purchase Order issued by Ford.

Entire Agreement

Unless specifically set forth herein, this Agreement is the entire agreement between the parties with respect to the subject matter herein, and supersedes all prior agreements, proposals, representations, statements, and understandings, whether written or oral. No change, modifications or waiver of any of the terms of this Agreement shall be binding unless made in a writing signed by both parties. If the terms contained in this Agreement conflict or are inconsistent with the terms of any Purchase Order or other document provided by Buyer, the terms of this Agreement shall control. Stricken language (e.g., stricken) is not part of this Agreement.

Authorized Signatures

FORD MOTOR COMPANY	TELENAV, INC.

/s/ Jason Rodriguez	/s/ Douglas S. Miller
Signature	Signature

/s/ Jason Rodriguez	Douglas S. Miller
Print Name	Print Name

Buyer – Global Purchasing	CFO
Title	Title

10/12/09	October 12, 2009
Date:	Date:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1 of 1

CONFIDENTIAL TREATMENT REQUESTED

Attachment I

to the

FORD AND TELENAV

SYNC Generation 2 On-Board Navigation Agreement Summary

Purchase Order

[To be provided by Ford and agreed upon by TeleNav]

Confidential	1	Attachment I: PO

ATTACHMENT II

Software Development and Licensed Software

Supplemental Terms and Conditions

1.	OVERVIEW

Unless otherwise expressly stated, the terms of this Software Development and Licensed Software Supplemental Terms and Conditions (“Software Development Supplement”) and the Statement of Work (“SoW”) (Attachment IV) shall govern the development of the Developed Software and the license right to the Licensed Software granted hereunder to Buyer. In all other general terms, the terms of the Ford–TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions (“GTCs”), attached hereto as Attachment III and incorporated by reference herein, shall control. The foregoing notwithstanding, in the event any term of the GTCs conflicts with any term of this Software Development Supplement, the term of this Software Development Supplement shall control.

2.	SCOPE

This Software Development Supplement and its SoW set forth the parties’ responsibilities in the development of the on-board navigation application software for the Sync module.

3.	DEFINITIONS

In addition to other terms defined in the GTCs (where applicable), the following terms shall have the meanings set forth hereunder. All definitions shall apply in their singular or plural forms, as the context may require:

“Acceptance” means the acceptance criteria and the acceptance period specified in this Software Development Supplement.

“Application Programming Interface” or “API” means the application program which accesses the operating systems and other services, and that provides a level of abstraction between the application and the privileges utilities to ensure the portability of the code.

“Developed Software” means software newly developed or customized by Supplier for Buyer as referenced in the SoW.

“Documentation” means the technical or engineering documentation provided by Supplier as part of the development services.

“End Customer” means the consumer or user of the Licensed Software in Buyer’s Product.

“Licensed Software” means all Supplier software and technology (other than the Developed Software), as further detailed in Section 5 below, licensed to Buyer hereunder.

“Product” means Buyer-selected hardware used to run the Licensed Software and/or the Developed Software.

“Specifications” means the features and functionality of the Developed Software, as set forth in the applicable SoW.

09/22/09	- 1 of 19 - Confidential

“Statement of Work” or “SoW” means each statement of work mutually agreed to by the parties, which specifies the deliverables of the product developed by Supplier for Buyer. Each SoW shall be detailed in the form of Attachment IV. If there is more than one SoW during the Term of the Agreement, each such SoW shall be numbered sequentially (or identified individually), and shall form an integral part of the Agreement.

“Term” means the effective period of this Software Development Supplement, including all Attachments, as further defined in Section 10 below.

4.	LICENSED SOFTWARE AND TRADEMARK LICENSE GRANTS

4.1 Licensed Software. For the Term of the Agreement, Supplier hereby grants to Buyer and Buyer’s contractors assigned to the Sync project a worldwide, royalty-based, sub-licensable license (without the right to modify), to install, integrate, use, copy, distribute and display the Licensed Software, in object code form, for use in the Product. Buyer agrees to pass through to End Customers, Supplier’s end user terms and conditions for use of the Licensed Software as provided to Buyer by Supplier, attached hereto as Exhibit A which may be updated upon [*****] Written Notice. Buyer shall not grant to its End Customers any rights to access or use the Licensed Software that exceed the scope of the terms of this Agreement.

4.1.1 Restrictions. Buyer shall not modify, adapt, alter, translate or create derivative works from the Licensed Software or reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code for Licensed Software, except to the extent that such activities may not be prohibited under applicable law.

4.2 Trademark License. For the Term of the Agreement, Supplier hereby grants to Buyer a world-wide, non-exclusive, royalty-free license to use and sub-license, in accordance with the terms set forth herein, the Supplier trademarks in connection with the marketing, demonstration, promotion and/or distribution of the Licensed Software and the Documentation.

5.	INTELLECTUAL PROPERTY; OWNERSHIP

5.1 Developed Software. Subject to Section 5.1.1 below and Buyer’s payment obligation, Buyer shall retain all right, title and interest to the Developed Software pursuant to the terms of the Agreement and the SoW. The parties agree that the Developed Software shall be considered as a “work made for hire”. To the extent that the Developed Software does not qualify as a “work made for hire”, Supplier hereby assigns to Buyer all such right, title and interest in the Developed Software, and will provide all reasonable assistance relating to the Developed Software, including executing all documents of assignment to perfect Buyer’s ownership interest in the Developed Software.

5.1.1 Except as expressly set forth in Section 5.1 above, ownership of Intellectual Property Rights to underlying technology in the Developed Software, including but not limited to know-how and methodology, shall be retained solely by Supplier.

5.2 Licensed Software. Except for the Developed Software specifically created for Buyer under the SoW and the terms of the Agreement, Supplier shall remain the sole and exclusive owner of all rights, title and interest, including all Intellectual Property Rights in and to the Licensed Software, and such items used by Supplier, including any and all software, technology, know-how, proprietary specifications for Supplier products, algorithms, procedures, inventions, techniques, solutions and related documentation associated with the use, design, development, and testing of software programs or Supplier products developed, conceived, owned or licensed by or for Supplier and/or otherwise

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09/22/09	- 2 of 19 - Confidential

independently developed, conceived, owned or licensed by or for Supplier in providing the Developed Software to Buyer under the terms of the Agreement and the SoW. All rights not expressly granted to Buyer with respect to the Licensed Software are reserved by Supplier.

6.	DEVELOPMENT SERVICES

6.1 Buyer Responsibilities. Buyer will provide Supplier with all materials required by Buyer in developing the Developed Software (as set forth in the SoW), including but not limited to the architecture for the overall system to be developed by Supplier hereunder and the APIs to integrate with Supplier’s hardware. Buyer acknowledges that Supplier’s ability to fulfill its obligations under the Agreement may be affected by the performance of third parties, as such dependencies are specified in the SoW. Accordingly, Buyer agrees that it shall be principally responsible for coordinating and requiring such third parties’ performance pursuant to the terms of the SoW.

6.1.1 Unless otherwise agreed in a SoW, Buyer will assign an IT project contact knowledgeable in the requirements of the Deliverables who will work with Supplier on an as-required basis to assist Supplier in understanding Buyer’s requirements, resolve design questions, determine and define functions and generally be available and responsible for decisions necessary to allow Supplier to provide Deliverables required hereunder. Buyer’s IT project contact, as necessary, will coordinate and attend the monthly status meetings with Supplier. For purposes of this Section 6.1.1, the parties agree that said monthly status meetings shall be held via teleconferences. If the parties are unable to resolve any material issue, face-to-face meetings shall be agreed to by the parties.

6.1.2 Unless otherwise specified in the SoW, Buyer will provide written acceptance of each phase within [*****] of receipt of such phase’s Deliverable or provide a list of problems or non-conformities to Supplier within said period.

6.2 Supplier Responsibilities. Subject to Section 6.1 above, Supplier will develop the Developed Software in accordance with the terms set forth in the SoW.

6.2.1 Supplier will provide Licensed Software and Documentation and/or perform the development services in conformance with the SoW. As applicable and further defined in the SoW, or the applicable Purchase Order, the Developed Software and/or the deliverables from the development services are referred to as “Deliverable(s)”. For purposes of these supplemental terms, references to “Goods” in the GTCs include Deliverable(s).

6.2.2 Unless otherwise agreed in a SoW, during the Term of the Agreement, Supplier will attend monthly review meetings via teleconference for the purpose of keeping Buyer informed about the status of the development services. If the parties are unable to resolve any material issue, face-to-face meetings shall be agreed to by the parties.

6.2.3 Supplier will use its best efforts to correct any errors or performance problems identified by Buyer during acceptance testing, as specified in the SoW.

6.2.5 If Supplier includes materials licensed from other third parties in the Deliverables, Supplier will obtain authorizations and rights for Buyer to use such materials.

6.3 Technical Contacts. Buyer and Supplier shall each designate a technical contact (“Technical Contact”) as the primary individual(s) responsible for facilitating communication between Buyer and Supplier, and for coordinating the development of the Deliverables under the applicable SoW. Each Party may change its Technical Contact upon written notice or may designate other personnel as its

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09/22/09	- 3 of 19 - Confidential

Technical Contact. The Technical Contacts shall confer on a regular basis to assess the status of the development effort under the SoW and determine if any adjustment is appropriate or required. No changes to the schedule for the SoW shall be effective unless agreed in writing by the parties.

6.4 Delivery Dates and Timing. Where timetables, delivery dates, estimates of resources or the duration of any development services are specified in a SoW or in an applicable Purchase Order, time shall be of the essence in relation to the same and Supplier shall complete the development services by the specified dates or such revised dates as may be granted by Buyer [*****], and Supplier shall notify Buyer of any anticipated delay as soon as possible. In the event of delays not attributable to Supplier or any of its agents, or sub-contractors, Supplier shall be entitled to a reasonable extension of the deadlines from Buyer.

In the event of a delay to the final project deliverables (as described in the SoW), where the Supplier was clearly the primary cause of such delay, and such delay is the primary agent that prevents the Ford product from launching on time (as described in the SoW), the Supplier shall forfeit the following portion of the NRE development cost based on such delay period:

•	[*****] delay = [*****] of the NRE development cost for the region affected by the delay
•	[*****] delay = [*****] “ “ “ “
•	[*****] delay = [*****] “ “ “ “
•	[*****] delay = [*****] “ “ “ “
•	[*****] delay = [*****] “ “ “ “

6.5 Indemnity. Supplier warrants that the transfer to Buyer and Buyer’s use of the Deliverables will not infringe any proprietary rights (including patents, copyrights, trademarks, and trade secrets) [*****]. Supplier will indemnify and defend Buyer under the terms of Section 21 of the GTCs. In the event a claim of infringement is asserted, Supplier may replace or modify the Deliverable to make it non-infringing, provided that Buyer agrees that such replacement or modification achieves the substantive results of the original version of the Deliverables, or Supplier may procure at its expense a license for Buyer to use the allegedly infringing Deliverable.

7.	MAINTENANCE AND SUPPORT

7.1 Maintenance and Support. For the Term of the Agreement, Supplier will provide standard maintenance support for the Developed Software and Licensed Software in accordance with the terms set forth in the SoW, including applicable bug fixes and updates on an as available basis.

8.	REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; REMEDIES

8.1 Services. Supplier warrants that Supplier shall: (i) perform development services in a professional and workmanlike manner; and (ii) use commercially reasonable efforts to provide sufficient resources to fulfill all development services in an adequate and timely manner.

8.2 Developed Software Warranty. Supplier represents and warrants that, for the Term of the Warranty Period as defined in Sec. 22 of the GTCs, but in any case not to exceed [*****] from the delivery of the Developed Software to Buyer (i) the Developed Software will perform in conformance with the Specifications, (ii) the Developed Software will be free from defects in materials, workmanship and design, (iii) that any services rendered by Supplier will be performed in a professional manner by qualified personnel, and (iv) that it has the right to license the Licensed Software to Buyer. In the event of any breach of the foregoing warranty, Supplier will use commercially reasonable efforts to correct the non-conformance or defect.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09/22/09	- 4 of 19 - Confidential

8.2.1 Supplier warrants that the Deliverables will conform to all written Specifications furnished to Buyer by Supplier in connection with the Agreement, including Documentation. Unless otherwise agreed in a SoW, upon Buyer’s written request, Supplier will correct, promptly and at no additional charge to Buyer, each variance of the Deliverable from the Specifications, and any programming Error attributable to Supplier. “Error” is defined as a program incompatibility which renders the Developed Software non-functional and which can be replicated by Supplier under the same conditions causing the error.

8.2.2 Supplier does not warrant:

8.2.2.1	that Buyer’s use of the Developed Software will be error-free or uninterrupted;

8.2.2.2	the accuracy of the map or other data used in the Developed Software. Such data may not always reflect reality due to, among other things, road closures and changes, construction, new roads, traffic conditions, missing or incorrect data;

8.2.2.3	that the routes produced by the Developed Software will be the most efficient in all circumstances;

8.2.2.4	that use of the connected features of the Developed Software will be uninterrupted. Temporary interruptions of the connected features of the Developed Software may occur from time to time (such as loss of satellite or Bluetooth cell phone connectivity for dynamic content like traffic and weather); and

8.2.2.5	the security of the wireless transmission of data or information to and from the Developed Software for connected features of the Developed Software.

8.2.3 THE WARRANTIES PROVIDED IN THIS SECTION ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED.

8.3 Changes

8.3.1 Buyer and Supplier acknowledge that modifications and adjustments to the Specifications for the Deliverables may become necessary in order to clarify and define such Specifications. Supplier will perform said modifications and adjustments as part of its development services without additional compensation.

8.3.2 In the event there is a substantial change to the Specifications which results in (i) the expansion of the scope of the Specifications, or (ii) the reduction in the scope of the Specifications, Supplier will submit to Buyer a written proposal thereof describing such change to be made and a fixed price increase or decrease therefrom, as the case may be.

8.3.3 If Supplier’s proposal under Section 8.3.2 above is acceptable to Buyer, Buyer may issue a new Purchase Order or an amendment to the existing Purchase Order reflecting such modifications to the Specifications and adjustments in price. Supplier will not commence any work in connection with such change until Buyer issues such Purchase Order amendment, and Buyer will not be responsible for any work performed in connection with such change if a Purchase Order amendment is not issued.

9.	FEES; ROYALTY; PAYMENT TERMS

9.1 Fees and Royalties. All fees and royalties to be paid to Supplier shall be as set forth in Attachment V – Pricing and Royalty, attached hereto and incorporated by reference herein.

09/22/09	- 5 of 19 - Confidential

9.2 Payment. Unless otherwise specified in a SoW, Supplier shall invoice Buyer, and Buyer shall pay upon delivery and acceptance of each specified Deliverable. Payment shall be in accordance with the payment schedule listed in, or attached to, the applicable Purchase Order or SoW.

9.3 Audit. If requested by either party, the other party will permit the requesting party (which, for purposes of this Section 9.3, includes its authorized representatives) to examine all pertinent documents, data and other information relating to the Developed Software or the Deliverables, as the case may be, or any payment made to Supplier. Any audit under this Section 9.3 will be conducted during normal business hours and upon advance written notice to the Supplier. The requesting party shall be responsible for the cost of the audit.

10.	TERM; EVERGREEN; SURVIVAL

10.1 Term

The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue for a period of four (4) years (“Initial Term”) upon the Ford Sync Vehicle Launch date. The “Ford Sync Vehicle Launch Date” will be when the first production unit is for sale at a Ford Dealership, [*****].

10.2 Evergreen

After the Initial Term, the Agreement can be extended for additional (12)-month extension periods if either party notifies the other in writing, no less than forty-five (45) days prior to the end of the Initial Term or any subsequent extension period, and the other party agrees in a subsequent writing to such extension.

10.3 Survival

10.3.1 Subject to Buyer’s payment obligation, in the event of termination, Supplier shall deliver to Buyer all materials relating to the Developed Software developed or in the process of being developed by Supplier up to the effective date of termination.

10.3.2 Except for termination due to Buyer’s breach of Section 4, the license grant to use and display the Licensed Software, in object code form, for use in the Product under Section 4.1 by Supplier hereunder shall survive the termination or expiration of the Agreement.

10.3.3 Pursuant to Section 5.1 above, ownership right to the Developed Software shall be retained by Buyer and such ownership shall survive termination of the Agreement for any reason.

10.3.4 All other provisions of this Software Development Supplement that reasonably may be interpreted or construed as surviving will survive for a reasonable duration following termination, including but not limited to any obligations necessary to comply with the post-termination obligations herein.

11.	DISCONTINUANCE

11.1 In the event Supplier discontinues its maintenance and support of the Licensed Software or discontinues its Licensed Software business, or files a petition or is subject to an involuntary petition under the Bankruptcy Code (each a “Release Condition”), Supplier shall provide to Buyer a license to use the then-current version of the source code of the Licensed Software supplied under the Agreement solely for the purpose of enabling Buyer to satisfy maintenance obligations in accordance with the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09/22/09	- 6 of 19 - Confidential

Agreement. Supplier shall deliver to Buyer such source code and Documentation to enable Buyer to continue its maintenance and support of the Licensed Software in accordance with the Agreement.

12.	CONFIDENTIALITY

Buyer and Supplier have executed a mutual Non-Disclosure Agreement, dated February 14, 2007, which will cover the parties’ confidentiality obligations under the Agreement (including all Statement of Works). By mutual agreement, the parties have agreed to extend the term of said Non-Disclosure Agreement to be co-terminus with the Agreement, which confidentiality obligations shall expire [*****] after the termination or expiration of the Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09/22/09	- 7 of 19 - Confidential

Exhibit A

End Customer Terms

TeleNav Software End User License Agreement

Please read these terms and conditions carefully before you use the TeleNav Software. Your use of the TeleNav Software indicates that you accept these terms and conditions. If you do not accept these terms and conditions, do not break the seal of the package, launch, or otherwise use the TeleNav Software.

These terms and conditions represent the agreement (“Agreement”) between you and TeleNav, Inc. (“TeleNav”) with respect to the TeleNav Software (including upgrades, modifications, or additions thereto) (collectively “TeleNav Software”). All references herein to “you” and “your” means you, your employees, agents, and contractors, and any other entity on whose behalf you accept these terms and conditions, all of whom shall also be bound by this Agreement. Additionally, all of your account information, as well as other payment and personal information provided by you to TeleNav (directly or through the use of the TeleNav Software, is subject to TeleNav’s privacy policy located at http://www.telenav.com.

TeleNav may revise this Agreement and the privacy policy at any time, with or without notice to you. You agree to visit http://www.telenav.com from time to time to review the then current version of this Agreement and of the privacy policy.

1.	Safe and Lawful Use

You acknowledge that devoting attention to the TeleNav Software may pose a risk of injury or death to you and others in situations that otherwise require your undivided attention, and you therefore agree to comply with the following when using the TeleNav Software: (a) observe all traffic laws and otherwise drive safely; (b) use your own personal judgment while driving. If you feel that a route suggested by the TeleNav Software instructs you to perform an unsafe or illegal maneuver, places you in an unsafe situation, or directs you into an area that you consider to be unsafe, do not follow such instructions; (c) do not input destinations, or otherwise manipulate the TeleNav Software, unless your vehicle is stationary and parked; (d) do not use the TeleNav Software for any illegal, unauthorized, unintended, unsafe, hazardous, or unlawful purposes, or in any manner inconsistent with this Agreement; (e) arrange all GPS and wireless devices and cables necessary for use of the TeleNav Software in a secure manner in your vehicle so that they will not interfere with your driving and will not prevent the operation of any safety device (such as an airbag).

You agree to indemnify and hold TeleNav harmless against all claims resulting from any dangerous or otherwise inappropriate use of the TeleNav Software in any moving vehicle, including as a result of your failure to comply with the directions above.

2.	Account Information

You agree: (a) when registering the TeleNav Software, to provide TeleNav with true, accurate, current, and complete information about yourself, and (b) to inform TeleNav promptly of any changes to such information, and to keep it true, accurate, current and complete.

3.	Software License

Subject to your compliance with the terms of this Agreement, TeleNav hereby grants to you a personal, non-exclusive, non-transferable license (except as expressly permitted below in connection with your permanent transfer of the TeleNav Software license), without the right to sublicense, to use the TeleNav Software (in object code form only) in order to access and use the TeleNav Software. This

09/22/09	- 8 of 19 - Confidential

license shall terminate upon any termination or expiration of this Agreement. You agree that you will use the TeleNav Software only for your personal business or leisure purposes, and not to provide commercial navigation services to other parties.

3.1 License Limitations

You agree not to do any of the following: (a) reverse engineer, decompile, disassemble, translate, modify, alter or otherwise change the TeleNav Software or any part thereof; (b) attempt to derive the source code, audio library or structure of the TeleNav Software without the prior express written consent of TeleNav; (c) remove from the TeleNav Software, or alter, any of TeleNav’s or its suppliers’ trademarks, trade names, logos, patent or copyright notices, or other notices or markings; (d) distribute, sublicense or otherwise transfer the TeleNav Software to others, except as part of your permanent transfer of the TeleNav Software; or (e) use the TeleNav Software in any manner that (i) infringes the intellectual property or proprietary rights, rights of publicity or privacy or other rights of any party, (ii) violates any law, statute, ordinance or regulation, including but not limited to laws and regulations related to spamming, privacy, consumer and child protection, obscenity or defamation, or (iii) is harmful, threatening, abusive, harassing, tortuous, defamatory, vulgar, obscene, libelous, or otherwise objectionable; and (f) lease, rent out, or otherwise permit unauthorized access by third parties to the TeleNav Software without advanced written permission of TeleNav.

4.	Disclaimers

To the fullest extent permissible pursuant to applicable law, in no event will TeleNav, its licensors and suppliers, or agents or employees of any of the foregoing, be liable for any decision made or action taken by you or anyone else in reliance on the information provided by the TeleNav Software. TeleNav also does not warrant the accuracy of the map or other data used for the TeleNav Software. Such data may not always reflect reality due to, among other things, road closures, construction, weather, new roads and other changing conditions. You are responsible for the entire risk arising out of your use of the TeleNav Software. For example but without limitation, you agree not to rely on the TeleNav Software for critical navigation in areas where the well-being or survival of you or others is dependent on the accuracy of navigation, as the maps or functionality of the TeleNav Software are not intended to support such high risk applications, especially in more remote geographical areas.

TELENAV EXPRESSLY DISCLAIMS AND EXCLUDES ALL WARRANTIES IN CONNECTION WITH THE TELENAV SOFTWARE, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ALL WARRANTIES WHICH MAY ARISE FROM COURSE OF DEALING, CUSTOM OR TRADE AND INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS WITH RESPECT TO THE TELENAV SOFTWARE. Certain jurisdictions do not permit the disclaimer of certain warranties, so this limitation may not apply to you.

5.	Limitation of Liability

TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, UNDER NO CIRCUMSTANCES SHALL TELENAV OR ITS LICENSORS AND SUPPLIERS BE LIABLE TO YOU OR TO ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (INCLUDING IN EACH CASE, BUT NOT LIMITED TO, DAMAGES FOR THE INABILITY TO USE THE EQUIPMENT OR ACCESS DATA, LOSS OF DATA, LOSS OF BUSINESS, LOSS OF PROFITS, BUSINESS INTERRUPTION OR THE LIKE) ARISING OUT OF THE USE OF OR INABILITY TO USE THE TELENAV SOFTWARE, EVEN IF TELENAV HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING ANY DAMAGES THAT YOU MIGHT INCUR FOR ANY REASON WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ALL DAMAGES REFERENCED HEREIN AND ALL DIRECT OR

09/22/09	- 9 of 19 - Confidential

GENERAL DAMAGES IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE), THE ENTIRE LIABILITY OF TELENAV AND OF ALL OF TELENAV’S SUPPLIERS SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY YOU FOR THE TELENAV SOFTWARE. SOME STATES AND/OR JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO YOU.

6.	Arbitration and Governing Law

You agree that any dispute, claim or controversy arising out of or relating to this Agreement or the TeleNav Software shall be settled by independent arbitration involving a neutral arbitrator and administered by the American Arbitration Association in the County of Santa Clara, California. The arbitrator shall apply the Commercial Arbitration Rules of the American Arbitration Association, and the judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Note that there is no judge or jury in an arbitration proceeding and the decision of the arbitrator shall be binding upon both parties. You expressly agree to waive your right to a jury trial.

This Agreement and performance hereunder will be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws provisions. To the extent judicial action is necessary in connection with the binding arbitration, both TeleNav and you agree to submit to the exclusive jurisdiction of the courts of the County of Santa Clara, California. The United Nations Convention on Contracts for the International Sale of Goods shall not apply.

7.	Assignment

You may not resell, assign, or transfer this Agreement or any of your rights or obligations, except in totality, in connection with your permanent transfer of the TeleNav Software, and expressly conditioned upon the new user of the TeleNav Software agreeing to be bound by the terms and conditions of this Agreement. Any such sale, assignment or transfer that is not expressly permitted under this paragraph will result in immediate termination of this Agreement, without liability to TeleNav, in which case you and all other parties shall immediately cease all use of the TeleNav Software. Notwithstanding the foregoing, TeleNav may assign this Agreement to any other party at any time without notice, provided the assignee remains bound by this Agreement.

8.	Miscellaneous

8.1	This Agreement constitutes the entire agreement between TeleNav and you with respect to the subject matter hereof.

8.2 Except for the limited licenses expressly granted in this Agreement, TeleNav retains all right, title and interest in and to the TeleNav Software, including without limitation all related intellectual property rights. No licenses or other rights which are not expressly granted in this Agreement are intended to, or shall be, granted or conferred by implication, statute, inducement, estoppel or otherwise, and TeleNav and its suppliers and licensors hereby reserve all of their respective rights other than the licenses explicitly granted in this Agreement.

8.3 By using the TeleNav Software, you consent to receive from TeleNav all communications, including notices, agreements, legally required disclosures or other information in connection with the TeleNav Software (collectively, “Notices”) electronically. TeleNav may provide such Notices by posting them on TeleNav’s Website or by downloading such Notices to your wireless device. If you desire to withdraw your consent to receive Notices electronically, you must discontinue your use of the TeleNav Software.

09/22/09	- 10 of 19 - Confidential

8.4 TeleNav’s or your failure to require performance of any provision shall not affect that party’s right to require performance at any time thereafter, nor shall a waiver of any breach or default of this Agreement constitute a waiver of any subsequent breach or default or a waiver of the provision itself.

8.5 If any provision herein is held unenforceable, then such provision will be modified to reflect the intention of the parties, and the remaining provisions of this Agreement will remain in full force and effect.

8.6 The headings in this Agreement are for convenience of reference only, will not be deemed to be a part of this Agreement, and will not be referred to in connection with the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”

9.	Other Vendors Terms and Conditions

The TeleNav Software utilizes map and other data licensed to TeleNav by third party vendors for the benefit of you and other end users. This Agreement includes end-user terms applicable to these companies (included at the end of this Agreement), and thus your use of the TeleNav Software is also subject to such terms. You agree to comply with the following additional terms and conditions, which are applicable to TeleNav’s third party vendor licensors:

9.1	End User Terms Required by Tele Atlas North America, Inc.

The TeleNav Software utilizes software licensed to TeleNav by Tele Atlas North America, Inc. (“Tele Atlas”). You may use this software (the “Tele Atlas Software”) as part of the TeleNav Software subject to the following terms and conditions:

•	You may only use the Tele Atlas Software for internal business or personal uses.

•	Your use of the Tele Atlas Software is otherwise limited by the scope of the license agreement between Tele Atlas and TeleNav.

•	The Tele Atlas Software is the confidential information of Tele Atlas.

•	You are prohibited from making any unauthorized copies of the Tele Atlas Software.

•	You are prohibited from removing or obscuring any copyright or trademark notice, or restrictive legend with respect to the Tele Atlas Software.

•	The liability of Tele Atlas and its suppliers is limited by the limitation of liability provision set forth above.

•

The Tele Atlas Software is provided “as is” and on a “with all faults basis”, and Tele Atlas and its suppliers expressly disclaim all other warranties, express or implied, including but not limited to the implied warranties of non-infringement, merchantability, satisfactory quality, accuracy, title and fitness for a particular purpose. No oral or written advice or information provided by Tele Atlas or any of its agents, employees or third party providers shall create a warranty, and you are not entitled to rely on any such advice or information. This disclaimer is an essential condition of this Agreement.

In the event that you are a government entity, the following provisions apply to you:

U.S. GOVERNMENT RIGHTS. If you are an agency, department, or other entity of the United States Government, or funded in whole or in part by the United States Government, then use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with the LIMITED or RESTRICTED rights as described in DFARS 252.227-7014(a)(1) (JUN 1995) (DOD commercial computer software definition), DFARS 227.7202¬1 (DOD policy on commercial computer software), FAR 52.227-19 (JUN 1987)

09/22/09	- 11 of 19 - Confidential

(commercial computer software clause for civilian agencies), DFARS 252.227-7015 (NOV 1995) (DOD technical data – commercial items clause); FAR 52.227-14 Alternates I, II, and III (JUN 1987) (civilian agency technical data and noncommercial computer software clause); and/or FAR 12.211 and FAR 12.212 (commercial item acquisitions), as applicable. In case of conflict between any of the FAR and DFARS provisions listed herein and this Agreement, the construction that provides greater limitations on the Government’s rights shall control. Contractor/manufacturer is Tele Atlas North America, Inc., 11 Lafayette Street, Lebanon, NH 03766¬1445. Phone: 603.643.0330. The Tele Atlas Software is ©1984-200_ by Tele Atlas North America, Inc. ALL RIGHTS RESERVED. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that the Tele Atlas Software is a trade secret and a proprietary commercial product and not subject to disclosure.

If you are an agency, department, or other entity of any State government, the United States Government or any other public entity or funded in whole or in part by the United States Government, then you hereby agree to protect the Tele Atlas Software from public disclosure and to consider the Tele Atlas Software exempt from any statute, law, regulation, or code, including any Sunshine Act, Public Records Act, Freedom of Information Act, or equivalent, which permits public access and/or reproduction or use of the Tele Atlas Software. In the event that such exemption is challenged under any such laws, this Agreement shall be considered breached and any and all right to retain any copies or to use the Tele Atlas Software shall be terminated and considered immediately null and void. Any copies of the Tele Atlas Software held by you shall immediately be destroyed. If any court of competent jurisdiction considers this clause void and unenforceable, in whole or in part, for any reason, this Agreement shall be considered terminated and null and void, in its entirety, and any and all copies of the Tele Atlas Software shall immediately be destroyed.

You acknowledge that the use of the Tele Atlas Software with a non-Tele Atlas map may result in increased variance between the location displayed on the map and ground truth location.

You shall not provide display or allow access to the actual numerical latitude and longitude coordinates of the Tele Atlas Software.

You are prohibited from using the Tele Atlas Software (i) to create mailing lists or (ii) for other such similar uses.

Tele Atlas shall be a third party beneficiary of TeleNav’s rights under this Agreement.

Effective as of May 1st 2007

9.2	Other Third Party Components

1. c-generic-library

From: http://code.google.com/p/c-generic-library/

Code license: New BSD License

Multiple header files, an example copyright notice in header files is shown below:

* Copyright 2006, Micah Villmow, All Rights Reserved

* @file base_vector.h

* @author Micah Villmow

2. Tinyxml

/*

www.sourceforge.net/projects/tinyxml

Original code (2.0 and earlier )copyright (c) 2000-2006 Lee Thomason (www.grinninglizard.com)

09/22/09	- 12 of 19 - Confidential

This software is provided ‘as-is’, without any express or implied warranty. In no event will the authors be held liable for any damages arising from the use of this software.

Permission is granted to anyone to use this software for any purpose, including commercial applications, and to alter it and redistribute it freely, subject to the following restrictions:

1. The origin of this software must not be misrepresented; you must not claim that you wrote the original software. If you use this software in a product, an acknowledgment in the product documentation would be appreciated but is not required.

2. Altered source versions must be plainly marked as such, and must not be misrepresented as being the original software.

3. This notice may not be removed or altered from any source distribution.

*/

3. Sqlite

/*

** 2001 September 15

**

** The author disclaims copyright to this source code. In place of

** a legal notice, here is a blessing:

**

** May you do good and not evil.

** May you find forgiveness for yourself and forgive others.

** May you share freely, never taking more than you give.

**

*************************************************************************

** This header file defines the interface that the SQLite library

** presents to client programs.

**

** @(#) $Id: sqlite.h.in,v 1.165 2006/04/04 01:54:55 drh Exp $

*/

////////////////////////////////////////////////////////////////////////////////

// CppSQLite3U is a C++ unicode wrapper around the SQLite3 embedded database library.

//

// Copyright (c) 2006 Tyushkov Nikolay. All Rights Reserved. http://softvoile.com

//

//

// Based on beautiful wrapper written by Rob Groves

// (https://secure.codeproject.com/database/CppSQLite.asp).

// Very good wrapper, but without unicode support unfortunately.

// So, I have reconstructed it for unicode.

//

// CppSQLite3 wrapper:

// Copyright (c) 2004 Rob Groves. All Rights Reserved. rob.groves@btinternet.com

//

// Permission to use, copy, modify, and distribute this software and its

// documentation for any purpose, without fee, and without a written

// agreement, is hereby granted, provided that the above copyright notice,

// this paragraph and the following two paragraphs appear in all copies,

// modifications, and distributions.

09/22/09	- 13 of 19 - Confidential

//

// IN NO EVENT SHALL THE AUTHOR BE LIABLE TO ANY PARTY FOR DIRECT,

// INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOST

// PROFITS, ARISING OUT OF THE USE OF THIS SOFTWARE AND ITS DOCUMENTATION,

// EVEN IF THE AUTHOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

//

// THE AUTHOR SPECIFICALLY DISCLAIMS ANY WARRANTIES, INCLUDING, BUT NOT

// LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

// PARTICULAR PURPOSE. THE SOFTWARE AND ACCOMPANYING DOCUMENTATION, IF

// ANY, PROVIDED HEREUNDER IS PROVIDED “AS IS”. THE AUTHOR HAS NO OBLIGATION

// TO PROVIDE MAINTENANCE, SUPPORT, UPDATES, ENHANCEMENTS, OR MODIFICATIONS.

//

// If you want to get some documentation look at

// https://secure.codeproject.com/database/CppSQLite.asp

// Note, not all features from CppSQLite3 were implemented in CppSQLite3U

//

// V1.0 11/06/2006 —Initial Public Version

//

// Noteses :

// I have tested this wrapper only in unicode version, so I have no idea

// about its work in ANSI configuration, I think it doesn’t work without modification;)

//

// Home page : http://softvoile.com/development/CppSQLite3U/

// Please send all bug report and comment to mail2@softvoile.com

//

//

////////////////////////////////////////////////////////////////////////////////

4. PNG

* png.h—header file for PNG reference library

*

* libpng version 1.2.23—November 6, 2007

* Copyright (c) 1998-2007 Glenn Randers-Pehrson

* (Version 0.96 Copyright (c) 1996, 1997 Andreas Dilger)

* (Version 0.88 Copyright (c) 1995, 1996 Guy Eric Schalnat, Group 42, Inc.)

*

* Authors and maintainers:

* libpng versions 0.71, May 1995, through 0.88, January 1996: Guy Schalnat

* libpng versions 0.89c, June 1996, through 0.96, May 1997: Andreas Dilger

* libpng versions 0.97, January 1998, through 1.2.23—November 6, 2007: Glenn

* See also “Contributing Authors”, below.

* COPYRIGHT NOTICE, DISCLAIMER, and LICENSE:

*

* If you modify libpng you may insert additional notices immediately following

* this sentence.

*

* libpng versions 1.2.6, August 15, 2004, through 1.2.23, November 6, 2007, are

* Copyright (c) 2004, 2006-2007 Glenn Randers-Pehrson, and are

* distributed according to the same disclaimer and license as libpng-1.2.5

* with the following individual added to the list of Contributing Authors:

*

* Cosmin Truta

*

09/22/09	- 14 of 19 - Confidential

* libpng versions 1.0.7, July 1, 2000, through 1.2.5, October 3, 2002, are

* Copyright (c) 2000-2002 Glenn Randers-Pehrson, and are

* distributed according to the same disclaimer and license as libpng-1.0.6

* with the following individuals added to the list of Contributing Authors:

*

* Simon-Pierre Cadieux

* Eric S. Raymond

* Gilles Vollant

*

* and with the following additions to the disclaimer:

*

* There is no warranty against interference with your enjoyment of the

* library or against infringement. There is no warranty that our

* efforts or the library will fulfill any of your particular purposes

* or needs. This library is provided with all faults, and the entire

* risk of satisfactory quality, performance, accuracy, and effort is with

* the user.

*

* libpng versions 0.97, January 1998, through 1.0.6, March 20, 2000, are

* Copyright (c) 1998, 1999, 2000 Glenn Randers-Pehrson, and are

* distributed according to the same disclaimer and license as libpng-0.96,

* with the following individuals added to the list of Contributing Authors:

*

* Tom Lane

* Glenn Randers-Pehrson

* Willem van Schaik

*

* libpng versions 0.89, June 1996, through 0.96, May 1997, are

* Copyright (c) 1996, 1997 Andreas Dilger

* Distributed according to the same disclaimer and license as libpng-0.88,

* with the following individuals added to the list of Contributing Authors:

*

* John Bowler

* Kevin Bracey

* Sam Bushell

* Magnus Holmgren

* Greg Roelofs

* Tom Tanner

*

* libpng versions 0.5, May 1995, through 0.88, January 1996, are

* Copyright (c) 1995, 1996 Guy Eric Schalnat, Group 42, Inc.

*

* For the purposes of this copyright and license, “Contributing Authors”

* is defined as the following set of individuals:

*

* Andreas Dilger

* Dave Martindale

* Guy Eric Schalnat

* Paul Schmidt

* Tim Wegner

*

* The PNG Reference Library is supplied “AS IS”. The Contributing Authors

* and Group 42, Inc. disclaim all warranties, expressed or implied,

09/22/09	- 15 of 19 - Confidential

* including, without limitation, the warranties of merchantability and of

* fitness for any purpose. The Contributing Authors and Group 42, Inc.

* assume no liability for direct, indirect, incidental, special, exemplary,

* or consequential damages, which may result from the use of the PNG

* Reference Library, even if advised of the possibility of such damage.

*

* Permission is hereby granted to use, copy, modify, and distribute this

* source code, or portions hereof, for any purpose, without fee, subject

* to the following restrictions:

*

* 1. The origin of this source code must not be misrepresented.

*

* 2. Altered versions must be plainly marked as such and

* must not be misrepresented as being the original source.

*

* 3. This Copyright notice may not be removed or altered from

* any source or altered source distribution.

*

* The Contributing Authors and Group 42, Inc. specifically permit, without

* fee, and encourage the use of this source code as a component to

* supporting the PNG file format in commercial products. If you use this

* source code in a product, acknowledgment is not required but would be

* appreciated.

5. Zlib

/* zlib.h — interface of the ‘zlib’ general purpose compression library version 1.2.3, July 18th, 2005

Copyright (C) 1995-2005 Jean-loup Gailly and Mark Adler

This software is provided ‘as-is’, without any express or implied warranty. In no event will the authors be held liable for any damages arising from the use of this software.

Permission is granted to anyone to use this software for any purpose, including commercial applications, and to alter it and redistribute it freely, subject to the following restrictions:

1. The origin of this software must not be misrepresented; you must not claim that you wrote the original software. If you use this software in a product, an acknowledgment in the product documentation would be appreciated but is not required.

2. Altered source versions must be plainly marked as such, and must not be misrepresented as being the original software.

3. This notice may not be removed or altered from any source distribution.

Jean-loup                   Gailly Mark Adler

jloup@gzip.org         madler@alumni.caltech.edu

The data format used by the zlib library is described by RFCs (Request for Comments) 1950 to 1952 in the files http://www.ietf.org/rfc/rfc1950.txt (zlib format), rfc1951.txt (deflate format) and rfc1952.txt (gzip format).

*/

6. Boost

http://www.boost.org/

09/22/09	- 16 of 19 - Confidential

Boost Software License — Version 1.0 — August 17th, 2003

Permission is hereby granted, free of charge, to any person or organization obtaining a copy of the software and accompanying documentation covered by this license (the “Software”) to use, reproduce, display, distribute, execute, and transmit the Software, and to prepare derivative works of the Software, and to permit third-parties to whom the Software is furnished to do so, all subject to the following:

The copyright notices in the Software and this entire statement, including the above license grant, this restriction and the following disclaimer, must be included in all copies of the Software, in whole or in part, and all derivative works of the Software, unless such copies or derivative works are solely in the form of machine-executable object code generated by a source language processor.

THE SOFTWARE IS PROVIDED “AS IS”, WITHOUT WARRANTY OF ANY KIND, EXPRESS OR

IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. IN NO EVENT SHALL THE COPYRIGHT HOLDERS OR ANYONE DISTRIBUTING THE SOFTWARE BE LIABLE FOR ANY DAMAGES OR OTHER LIABILITY, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING FROM, OUT OF OR IN CONNECTION WITH THE SOFTWARE OR THE USE OR OTHER DEALINGS IN THE SOFTWARE.

7. OpenSSL License

---------------

/* ===========================================================

* Copyright (c) 1998-2008 The OpenSSL Project. All rights reserved.

*

* Redistribution and use in source and binary forms, with or without

* modification, are permitted provided that the following conditions

* are met:

*

* 1. Redistributions of source code must retain the above copyright

* notice, this list of conditions and the following disclaimer.

*

* 2. Redistributions in binary form must reproduce the above copyright

* notice, this list of conditions and the following disclaimer in

* the documentation and/or other materials provided with the

* distribution.

*

* 3. All advertising materials mentioning features or use of this

* software must display the following acknowledgment:

* “This product includes software developed by the OpenSSL Project

* for use in the OpenSSL Toolkit. (http://www.openssl.org/)”

*

* 4. The names “OpenSSL Toolkit” and “OpenSSL Project” must not be used to

* endorse or promote products derived from this software without

* prior written permission. For written permission, please contact

* openssl-core@openssl.org.

*

* 5. Products derived from this software may not be called “OpenSSL”

* nor may “OpenSSL” appear in their names without prior written

* permission of the OpenSSL Project.

09/22/09	- 17 of 19 - Confidential

*

* 6. Redistributions of any form whatsoever must retain the following

* acknowledgment:

* “This product includes software developed by the OpenSSL Project

* for use in the OpenSSL Toolkit (http://www.openssl.org/)”

*

* THIS SOFTWARE IS PROVIDED BY THE OpenSSL PROJECT ``AS IS” AND ANY

* EXPRESSED OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE

* IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR

* PURPOSE ARE DISCLAIMED. IN NO EVENT SHALL THE OpenSSL PROJECT OR

* ITS CONTRIBUTORS BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL,

* SPECIAL, EXEMPLARY, OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT

* NOT LIMITED TO, PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES;

* LOSS OF USE, DATA, OR PROFITS; OR BUSINESS INTERRUPTION)

* HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT,

* STRICT LIABILITY, OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE)

* ARISING IN ANY WAY OUT OF THE USE OF THIS SOFTWARE, EVEN IF ADVISED

* OF THE POSSIBILITY OF SUCH DAMAGE.

* ===========================================================

*

* This product includes cryptographic software written by Eric Young

* (eay@cryptsoft.com). This product includes software written by Tim

* Hudson (tjh@cryptsoft.com).

*

*/

Original SSLeay License

---------------

/* Copyright (C) 1995-1998 Eric Young (eay@cryptsoft.com)

* All rights reserved.

*

* This package is an SSL implementation written

* by Eric Young (eay@cryptsoft.com).

* The implementation was written so as to conform with Netscapes SSL.

*

* This library is free for commercial and non-commercial use as long as

* the following conditions are aheared to. The following conditions

* apply to all code found in this distribution, be it the RC4, RSA,

* lhash, DES, etc., code; not just the SSL code. The SSL documentation

* included with this distribution is covered by the same copyright terms

* except that the holder is Tim Hudson (tjh@cryptsoft.com).

*

* Copyright remains Eric Young’s, and as such any Copyright notices in

* the code are not to be removed.

* If this package is used in a product, Eric Young should be given attribution

* as the author of the parts of the library used.

* This can be in the form of a textual message at program startup or

* in documentation (online or textual) provided with the package.

*

* Redistribution and use in source and binary forms, with or without

* modification, are permitted provided that the following conditions

* are met:

09/22/09	- 18 of 19 - Confidential

* 1. Redistributions of source code must retain the copyright

* notice, this list of conditions and the following disclaimer.

* 2. Redistributions in binary form must reproduce the above copyright

* notice, this list of conditions and the following disclaimer in the

* documentation and/or other materials provided with the distribution.

* 3. All advertising materials mentioning features or use of this software

* must display the following acknowledgement:

* “This product includes cryptographic software written by

* Eric Young (eay@cryptsoft.com)”

* The word ‘cryptographic’ can be left out if the routines from the library

* being used are not cryptographic related :-).

* 4. If you include any Windows specific code (or a derivative thereof) from

* the apps directory (application code) you must include an acknowledgement:

* “This product includes software written by Tim Hudson (tjh@cryptsoft.com)”

*

* THIS SOFTWARE IS PROVIDED BY ERIC YOUNG “AS IS” AND

* ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE

* IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE

* ARE DISCLAIMED. IN NO EVENT SHALL THE AUTHOR OR CONTRIBUTORS BE LIABLE

* FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, OR CONSEQUENTIAL

* DAMAGES (INCLUDING, BUT NOT LIMITED TO, PROCUREMENT OF SUBSTITUTE GOODS

* OR SERVICES; LOSS OF USE, DATA, OR PROFITS; OR BUSINESS INTERRUPTION)

* HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT

* LIABILITY, OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE) ARISING IN ANY WAY

* OUT OF THE USE OF THIS SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF

* SUCH DAMAGE.

*

* The licence and distribution terms for any publically available version or

* derivative of this code cannot be changed. i.e. this code cannot simply be

* copied and put under another distribution licence

* [including the GNU Public Licence.]

*/

++++++++++++++++++++++++

09/22/09	- 19 of 19 - Confidential

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

FORD MOTOR COMPANY

and

TELENAV, INC.

SYNC Generation 2

On-Board Navigation

Global Terms and Conditions

CONFIDENTIAL

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

SECTION 1. WHAT IS COVERED

1.01 Goods and Services The Global Terms and Conditions apply to the purchase by the Buyer of production goods and services from the Supplier including: (a) production and service parts, components, assemblies and accessories; (b) raw materials; (c) tooling; and (d) design, engineering or other services. Separate Global Terms and Conditions apply to the purchase of non-production goods and services. The Global Terms and Conditions can be found at the Global Terms and Conditions home page accessible via [*****] or obtained directly from the Buyer.

1.02 What’s Being Purchased The Production Purchase Order, Production Tool Order, Blanket Purchase Order, Prototype Purchase Order, Prototype Tool Order, Lump Sum Purchase Order or Production Spot Buy Purchase Order describe the goods and services being purchased and specify the name and address of the Buyer and the Supplier. The goods and services purchased are referred to as the Goods or, in the case of a Prototype Tool Order or Production Tool Order, the Tooling (defined in greater detail in Section 34.01). A reference to a Purchase Order in a provision of the Global Terms and Conditions is a reference to all of the following: Production Purchase Order, Production Tool Order, Blanket Purchase Order, Prototype Purchase Order, Prototype Tool Order, Lump Sum Purchase Order, and Production Spot Buy Purchase Order.

SECTION 2. DOCUMENTS USED IN PRODUCTION PURCHASING

2.01 General Provisions in this Section 2 describe the most common types of documents that may apply to the purchase of the Goods. The documents are listed in the approximate timing sequence in which they may be entered into with the Supplier.

2.02 A Sourcing Agreement is an agreement that may be entered into before a Production Purchase Order is issued. It lets the Supplier know that it has been chosen to supply the Goods, subject to the terms and conditions of the Sourcing Agreement.

2.03 A Target Agreement is an agreement that may be entered into before a Production Purchase Order is issued, generally after a Sourcing Agreement. It sets targets for the Goods, like the price. It lets the Supplier know that it has been chosen to supply the Goods, subject to the terms and conditions of the Target Agreement.

2.04 A Request For Quote (RFQ) asks the Supplier to provide a quotation for the Goods. Any quotation must be based on the Global Terms and Conditions.

2.05 A Statement of Work is prepared or approved by the engineering activity of the Buyer. In most cases, it is developed before a Production Purchase Order is issued.

2.06 A Quality/Reliability Statement of Work is a Statement of Work that includes long-term durability specifications for the Goods (like 10-years or 150,000 miles, whichever comes first). It may also specify the testing methodology that will be used.

2.07 A Warranty Program Agreement is an agreement relating to a warranty reduction, recovery or chargeback program. It may be entered into at any time and may apply to some or all of the brands of the Buyer or its Related Companies (defined in Section 11.02).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	1

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

2.08 A Technology Agreement may be entered into in special cases to address Intellectual Property Rights (defined in Section 15.01), Confidential Information (defined in Section 17.01), or other matters. In most cases, it will be entered into before a Production Purchase Order is issued.

2.09 A Prototype Purchase Order is used to purchase a fixed amount of prototype Goods. It describes the Goods and specifies the price, quantity and other key terms.

2.10 A Production Purchase Order is used to purchase most types of production goods and services. It describes the Goods and specifies the price, quantity and other key terms.

2.11 A Blanket Purchase Order is used to purchase certain types of goods or services, like Service Parts. It provides a framework of agreed terms, like the price, that will apply when the Buyer issues a Release.

2.12 A Lump Sum Purchase Order or Production Spot Buy Purchase Order is used on an exception basis for the purchase of a fixed amount of the Goods.

2.13 A Prototype Tool Order may be used to purchase Tooling required to produce prototype Goods.

2.14 A Production Tool Order is used to purchase Tooling used to make the Goods.

2.15 The Global Terms and Conditions are the primary contract terms and conditions that apply to the purchase of the Goods. They also include special provisions for the purchase of Tooling, Service Parts and Component Parts.

2.16 Supplemental Terms and Conditions may be issued by the Buyer to address special product or local market requirements, including legal matters specific to the country where the Buyer or the Supplier is located. The Supplemental Terms and Conditions will identify the scope of their applicability. See Section 3 for more details.

2.17 A Release instructs the Supplier to ship a specified quantity of the Goods to a particular location by a specified date and time.

2.18 Either party may provide a Written Notice. It is defined in Section 44.01.

2.19 General Purchase Order Documents are the Global Terms and Conditions, Web-Guides, and applicable Supplemental Terms and Conditions, as described in Section 4.01.

2.20 Earlier Agreements are written agreements entered into with the Supplier relating to the Goods, like a Target Agreement, Technology Agreement, Statement of Work, or Warranty Program Agreement, as described in Section 4.02.

SECTION 3. WEB-GUIDES AND SUPPLEMENTAL TERMS AND CONDITIONS

3.01 Web-Guides The Web-Guides contain specific requirements for matters like packaging, shipping, Service Parts, taxes, environmental and obsolescence. The Web-Guides are part of the Purchase Order and are binding on the Supplier and the Buyer. The Global Terms and Conditions will take precedence in the event of any conflict with a Web-Guide, except to the extent that the Web-Guide specifies otherwise.

Confidential	Ford-TeleNav	2

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

3.02 Supplemental Terms and Conditions The Supplemental Terms and Conditions contain specific requirements to address special product or local market requirements, including legal matters specific to the country where the Buyer or the Supplier is located. As with the Web-Guides, the Supplemental Terms and Conditions are part of the Purchase Order and are binding on the Supplier and the Buyer. The Supplemental Terms and Conditions will take precedence in the event of any conflict with the Global Terms and Conditions.

3.03 Where Found The Web-Guides and Supplemental Terms and Conditions can be found at the Global Terms and Conditions home page described in Section 1.01, or obtained directly from the Buyer. This home page also includes Supplier Frequently Asked Questions (FAQs). Interpretations included in the FAQs are binding on the Buyer.

SECTION 4. THE TERMS AND CONDITIONS THAT APPLY

4.01 General The contract between the Buyer and the Supplier for the purchase and sale of the Goods is the Purchase Order. The Purchase Order includes the Global Terms and Conditions, the Web-Guides, and the other applicable documents described in Section 2 that are issued by the Buyer, or signed by the Buyer and the Supplier (in the case of agreements), relating to the purchase and sale of the Goods. The Global Terms and Conditions, Web-Guides, and applicable Supplemental Terms and Conditions are referred to as the General Purchase Order Documents.

4.02 Earlier Agreements Written agreements entered into with the Supplier relating to the Goods, like a Target Agreement, Technology Agreement, Statement of Work, or Warranty Program Agreement, are referred to as Earlier Agreements. They will continue to apply after a Purchase Order has been issued, subject to Section 4.09.

4.03 Effective Date and Document Release Date The Effective Date is shown on the Purchase Order. It is the date on which the Purchase Order went into effect. Each General Purchase Order Document will have a Document Release Date, which is the date on which it went into effect. General Purchase Order Documents in effect on the Effective Date are part of the Purchase Order and apply to the purchase of the Goods, subject to Sections 4.04 through 4.07 below.

4.04 Renewal Date The General Purchase Order Documents in effect on [*****] of a Renewal Term (defined in Section 8.02) will apply to a Production Purchase Order renewed on that date. These may include requirements that are different from those in effect when the Production Purchase Order was first issued or previously renewed. For Blanket Purchase Orders, the General Purchase Order Documents in effect at the time of a Release will apply.

4.05 Annual Updates The Buyer may periodically update the General Purchase Order Documents. To the extent practicable, the Buyer will bundle these updates into one package that will be posted on the Global Terms and Conditions home page described in Section 1.01 on or about [*****]. Changes will be highlighted. These revisions will become effective on [*****].

4.06 Other Updates The Buyer may make revisions to the General Purchase Order Documents at times other than the [*****] annual update. If it does so, the Buyer will post the revisions on the Global Terms and Conditions home page described in Section 1.01 and provide the Supplier with a Written Notice of the revisions. The Written Notice will include the date on which the revisions will become effective.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	3

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

4.07 Binding Effect Revisions to the General Purchase Order Documents that are made after the Effective Date shown on the Purchase Order or after the beginning of a Renewal Term are binding on the Buyer and the Supplier and become effective as specified in Section 4.05 or Section 4.06.

4.08 Supplier Terms and Conditions No terms or conditions other than those that apply to the Purchase Order as described in this Section 4 will apply to the Purchase Order, including any contract terms that may have been submitted by the Supplier.

4.09 Exceptions to Global Terms and Conditions

(a) General Requirements Any exception, deviation, amendment, modification or waiver of any provision of the Global Terms and Conditions or any General Purchase Order Document, whether made under an Earlier Agreement or otherwise, will be binding on the Buyer only if it has been: (1) made in a Written Notice; and (2) approved by the highest ranking purchasing executive of the Buyer (which, if the Buyer is Ford U.S., is [*****]. If the Buyer is other than Ford U.S., the Buyer is required to first obtain a favorable written recommendation from the [*****]. The Supplier may obtain written evidence of the recommendation from the Buyer.

(b) Service Parts For a Purchase Order covering Goods that are supplied only as Service Parts, Component Parts, or vehicle accessories where the Supplier does not also supply any production goods or services to the Buyer or any of its Related Companies, any exception, deviation, amendment, modification or waiver of any provision of the Global Terms and Conditions or any General Purchase Order Document, whether made under an Earlier Agreement or otherwise, will be binding on the Buyer only if it has been: (1) made in a Written Notice; and (2) approved by the highest ranking executive of the Buyer's activity responsible for purchasing Service Parts and Component Parts (which, if the Buyer is Ford U.S., is [*****]. If the Buyer is other than Ford U.S., the Buyer is required to first obtain a favorable written recommendation from the [*****]. The Supplier may obtain written evidence of the recommendation from the Buyer.

(c) Supplemental Terms and Conditions Any Supplemental Terms and Conditions posted on the Global Terms and Conditions home page described in Section 1.01 do not require any of the approvals described in this Section 4.09.

(d) Expansion of Rights to Intellectual Property in Earlier Agreements In the event that an Earlier Agreement provides the Buyer with rights to the Supplier's Intellectual Property Rights (defined in Section 15.01) that go beyond, or are in addition to, the Buyer's rights under the Global Terms and Conditions, Sections 4.09(a) through (c) do not apply to the additional rights and no additional approvals or recommendations relating to the additional rights are required.

SECTION 5. WHEN THE CONTRACT IS FORMED

5.01 Buyer’s Offer When the Buyer issues a Prototype Purchase Order, Production Purchase Order, Prototype Tool Order, Production Tool Order, Lump Sum Purchase Order or Production Spot Buy Purchase Order, it makes an offer to purchase the Goods or Tooling from the Supplier on the terms and conditions specified in Section 4.

5.02 Blanket Purchase Orders For a Blanket Purchase Order, the offer is made when the Buyer issues a Release. The offer applies for only the quantity specified in the Release.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	4

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

5.03 Supplier Acceptance The contract is formed when the Supplier accepts the offer of the Buyer. This occurs upon the earlier of: (a) the Supplier beginning work or performance; or (b) the Supplier notifying the Buyer of its acceptance of the offer.

SECTION 6. QUANTITY

6.01 Requirements The Supplier will provide the Buyer's requirements for the Goods or Tooling as shown on the Purchase Order. On a Production Purchase Order, the quantity is typically specified as a percentage of the Buyer's requirements for the Goods. The Buyer will purchase this same quantity. The Buyer will issue Releases to specify the quantities needed, delivery locations, times and dates. Time and quantity are of the essence in the purchase of the Goods.

SECTION 7. VOLUME PROJECTIONS

7.01 Projections The Buyer may provide the Supplier with estimates, forecasts or projections of its future volume or quantity requirements for the Goods. These are Volume Projections. They are provided for informational purposes only. The Supplier and the Buyer may agree on a timeline over which Volume Projections will be provided.

7.02 No Commitment Volume Projections are not a commitment by the Buyer to purchase the quantities specified in the Volume Projections. The Buyer's purchase obligation is only as specified in Section 6. The Supplier acknowledges that Volume Projections, like any other forward looking projections, are based on a number of economic and business factors, variables and assumptions, some or all of which may change over time, and may or may not be accurate at the time they were made or later on. The Buyer makes no representation, warranty, guaranty or commitment of any kind or nature, express or implied, regarding any Volume Projection.

SECTION 8. DURATION OF THE PRODUCTION PURCHASE ORDER

8.01 Initial Term The Initial Term of the contract begins on the Effective Date shown on the Production Purchase Order and expires on [*****]. If, for example, a Production Purchase Order is issued on [*****], the Initial Term will end on [*****]. Similarly, the Initial Term of a Production Purchase Order issued on [*****] will expire on [*****].

8.02 Renewal Term The Production Purchase Order will renew automatically on [*****] for an additional [*****], ending on the [*****], unless a notice of non-renewal has been provided under Section 8.03. This is the Renewal Term. The Production Purchase Order will automatically be renewed each subsequent [*****] for an additional Renewal Term of [*****] unless a notice of non-renewal has been provided under Section 8.03.

8.03 Non-renewal Either party may elect not to renew the Production Purchase Order by providing a Written Notice to the other party to that effect. The Buyer will provide its Written Notice by [*****] of the year in which the Initial Term or Renewal Term (as applicable) is scheduled to expire. The Supplier will do so sufficiently in advance of the scheduled expiration date to enable the Buyer to resource the production of the Goods in a timely and orderly manner, but in no case later than [*****] of the year in which the Initial Term or Renewal Term (as applicable) is scheduled to expire. In all cases, the Supplier will consult with the Buyer's production purchasing activity prior to giving its Written Notice to ensure that it will be timely, and the parties will confirm in writing their agreement to the Supplier's Written Notice period. If the Supplier elects not to renew, it will, if requested by the Buyer: (a) work diligently with the Buyer to identify an alternative source of supply that is acceptable to the Buyer; and (b) identify the Supplier's component-part and raw-material suppliers relating to the Goods.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	5

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

8.04 Optional Extended Term

(a) The Buyer, at its option, may extend the term of the Production Purchase Order for up to [*****] beyond the scheduled [*****] expiration date of the Initial Term or Renewal Term (as applicable). This is the Extended Term. If the Extended Term is implemented, the Production Purchase Order will expire at the end of the Extended Term.

(b) The Buyer will provide the Supplier with Written Notice of any Extended Term on or before the [*****] before the Initial Term or Renewal Term is set to expire. The Written Notice will specify the Extended Term (up to [*****]) and include a Volume Projection of the Buyer's needs. Prices in effect at the end of the Initial Term or Renewal Term and all other terms and conditions will remain in effect during the Extended Term. If a transition period longer than the Extended Term is required, the Buyer and the Supplier will negotiate in good faith the terms and conditions of any extension.

SECTION 9. CHANGES

9.01 Changes To Buyer’s Order The Buyer may make changes to its order for the Goods or Tooling at any time. These may include changes to the design, specifications, engineering level, materials, packaging, shipping date, or time or place of delivery. The Supplier will make all changes requested by the Buyer. The Supplier may not make any change on its own without first obtaining the Buyer's consent in a Written Notice. Any exceptions, deviations, amendments, or modifications to the Global Terms and Conditions must be made, if at all, under Section 4.09, not under this Section 9.01.

9.02 Notice The Buyer will provide the Supplier with notice of any change through an amendment or revision to the outstanding Purchase Order, the issuance of a new Production Purchase Order, an RFQ or a Written Notice. If the amendment is accomplished by issuing a new Production Purchase Order, the Initial Term of the original Production Purchase Order will apply. If the Initial Term has already expired, the Renewal Term in effect at the time of amendment will continue.

9.03 Impact on Cost The Supplier will promptly notify the Buyer in a Written Notice if the proposed change will affect cost or timing and provide substantiation of its claim. If the Buyer determines that an adjustment is appropriate, the Buyer and the Supplier will negotiate in good faith on an equitable price adjustment (up or down), a change in shipping or delivery terms, or other appropriate adjustment. If the Buyer determines that no adjustment is appropriate, it will so advise the Supplier in a Written Notice stating its reasons.

SECTION 10. PAYMENT TERMS AND TAXES

10.01 Payment Terms The Purchase Order will show the payment term. For Production Purchase Orders, the standard payment terms are [*****]. See the Payment Web-Guide for a more detailed description.

10.02 Currency In most cases, payment will be made in the local currency of the country where the Goods will be manufactured. If a different currency applies, it will be shown on the Purchase Order or other Written Notice from the Buyer.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	6

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

10.03 Advanced Shipping Notices The Supplier will provide the Buyer with advanced shipping notices and otherwise comply with the payment requirements specified in the Payment Web-Guide. Failure to do so may delay payment to the Supplier.

10.04 Total Price and Taxes The total price for the Goods will include duty, if applicable, and tax unless otherwise specified in the Tax Web-Guide. The Supplier will separately show on its invoice any duties, and any sales tax, use tax, value-added tax (VAT) or similar turnover taxes, levied on the Goods. The Supplier will provide whatever documents and information the Buyer may require to support taxes paid, tax reporting, or recovery of VAT. The Supplier will comply with the requirements of the Tax Web-Guide. The Supplier will pay duty if the delivery term specified on the Purchase Order requires the Supplier to pay it (see the Delivery Terms Web-Guide for more details).

SECTION 11. SETOFF

11.01 Supplier’s Direct Accounts The Buyer will administer on a Net Settlement Basis all of the accounts of the Supplier arising from the Purchase Orders and other agreements the Supplier has with the Buyer. Net Settlement Basis means that, unless prohibited by law, the Buyer may set off and recoup against the Buyer's accounts payable to the Supplier any amounts for which the Buyer determines in good faith the Supplier is liable to it under any Purchase Order related to this agreement with the Supplier. The Buyer may do so without notice to the Supplier.

11.02 Related Companies The Buyer or its Related Companies may also setoff and recoup against the accounts payable of the Buyer or its Related Companies to the Supplier or its Related Companies any amounts for which the Buyer or its Related Companies determines in good faith the Supplier or its Related Companies is liable under any Purchase Order or other agreements with the Supplier or its Related Companies.

A Related Company is any parent company of the Buyer or the Supplier, as appropriate, and any subsidiary or affiliate in which any of them owns or controls at least [*****] of the voting stock, partnership interest or other ownership interest.

The Buyer will provide the Supplier and the affected Related Company with [*****] Written Notice (or such shorter period as may be commercially reasonable under the circumstances) before implementing a setoff (a) of the Supplier's debt against accounts payable to a Related Company of the Supplier, or (b) of a Related Company's debt against accounts payable to the Supplier. The Written Notice will specify the basis for the setoff.

11.03 Basis of Debit The Buyer will be presumed to have acted in good faith if it has a commercially reasonable basis for believing that the Supplier or one of its Related Companies is liable for the amount of the debit. A debit may include the actual professional fees and other costs incurred by the Buyer or a Related Company.

SECTION 12. Intentionally stricken.

SECTION 13. Intentionally stricken.

SECTION 14. Intentionally stricken.

SECTION 15. USING THE BUYER'S INTELLECTUAL PROPERTY AND TOOLING

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	7

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

15.01 Buyer’s Intellectual Property Rights The Buyer and its Related Companies may have valuable Intellectual Property Rights in Tooling, documents and information provided to the Supplier. Intellectual Property Rights include trademarks, trade dress, patents, copyrights, trade secrets and industrial design rights. The Supplier may use the Intellectual Property Rights of the Buyer and its Related Companies only in the production and supply of the Goods to the Buyer and its Related Companies.

15.02 Parts Branding Directive The Supplier will comply with the Buyer's Vehicle Parts Branding Directive. This Directive requires the inclusion of the Buyer's brands on the Goods. It also limits the inclusion of the Supplier's brands on the Goods to the extent permitted by Government Requirements. See the Vehicle Parts Branding Web-Guide for details, including the process for requesting exceptions.

15.03 Other Use of Buyer's Intellectual Property Rights The Supplier will first obtain the Buyer's written approval before it manufactures, sells or otherwise disposes to third parties any goods made by the Supplier, its Related Companies or one of their subcontractors using any Tooling, equipment or Intellectual Property Rights of the Buyer or its Related Companies.

SECTION 16. Intentionally stricken.

SECTION 17. Intentionally stricken.

SECTION 18. Intentionally stricken.

SECTION 19. Intentionally stricken.

SECTION 20. Intentionally stricken.

SECTION 21. CLAIMS OF INFRINGEMENT

21.01 Supplier Obligations The Supplier will, at its sole cost and expense, indemnify and hold the Buyer and its Related Companies harmless against any and all [*****] claims for any alleged infringement of Intellectual Property Rights that may be brought against the Buyer, its Related Companies or third parties that may use the Goods.

This obligation includes a claim involving any present or future Intellectual Property Right or other proprietary right based on the Supplier's activity under the Purchase Order or the manufacture, sale or use of the Goods (a) alone, (b) in combination by reason of their content, design or structure, or (c) in combination with the Supplier's recommendations. The Buyer and the Supplier may agree in a Technology Agreement to limit the Supplier's obligations under this Section 21.01.

21.02 Assistance to the Buyer The Supplier will investigate, defend and otherwise handle any such claim. At the Buyer's request, the Supplier will assist the Buyer in its investigation, defense or handling of any such claim. The Supplier will pay all costs, expenses, damages and settlement amounts that the Buyer, its Related Companies and others selling or using the Buyer's products incorporating the Goods may sustain by reason of an indemnified claim.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	8

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

21.03 Buyer Design Input The Supplier's indemnification obligations will apply even if the Buyer furnishes all or a portion of the design and specifies all or a portion of the processing used by the Supplier unless a Technology Agreement provides otherwise.

21.04 Adjustment of Supplier’s Financial Responsibility The Buyer will use [*****] efforts to determine the Supplier's financial responsibility under this Section 21 after taking into account the relative involvement of the Buyer and the Supplier in the design, whether the Supplier made the Buyer aware of the potential for the claim, the extent to which the Goods gave rise to the claim, the duration and nature of the relationship with the Supplier and such other factors as the Buyer may deem relevant.

SECTION 22. WARRANTY

22.01 Supplier Warranty The Supplier warrants that during the applicable Warranty Period (as defined in Section 22.02, 22.04 or 22.05) the Goods will:

(a) Conform in all respects to the drawings, specifications, Statements of Work, samples and other descriptions and requirements relating to the Goods that have been furnished, specified or approved by the Buyer;

(b) Comply with all Government Requirements (as defined in Section 36.01) of the countries in which the Goods or the vehicles into which the Goods are to be installed are to be sold;

(c) Be merchantable;

(d) Be free from defects in design to the extent furnished by the Supplier, its Related Companies or their subcontractors, even if the design has been approved by the Buyer;

(e) Be free from defects in materials and workmanship; and

(f) Be suitable for their intended use by the Buyer, including the specified performance in the component, system, subsystem and vehicle location specified by the Buyer and the environment in which the Goods are or reasonably may be expected to perform.

22.02 Warranty Period for Production Vehicles For Goods installed or used in a Production Vehicle, the Warranty Period begins on the date the Goods are [*****] to the Buyer (or a Related Company or third party designated by the Buyer) and expires on the date that is the [*****]:

(a) The date on which the period of the applicable New Vehicle Warranty (as defined in Section 22.03) covering the Goods ends; or

(b) The date on which any longer or broader Government Requirement covering the Goods ends.

A Production Vehicle is a vehicle currently being produced by the Buyer or any of its Related Companies. Goods that are dealer-installed accessories on new vehicles are also covered under Section 22.02.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	9

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

22.03 New Vehicle Warranty The New Vehicle Warranty consists of the basic warranties provided by the Buyer or any of its Related Companies to the end customer that cover the specific vehicle, its components and parts. The New Vehicle Warranty includes extended warranty coverage provided at no additional charge to the end customer, but does not include any optional extended warranty that may be separately purchased by the end customer.

22.04 Warranty Period for Service and Replacement Parts For Goods installed, used or sold as service or replacement parts, the Warranty Period begins on the date the Goods are [*****] to the Buyer (or a Related Company or third party designated by the Buyer) and expires on the date that is the [*****]:

(a) The date on which the period of the warranty provided by the Buyer (or one of its Related Companies) for the Goods ends;

(b) The date on which the period remaining under the applicable New Vehicle Warranty covering the Goods ends; or

(c) The date on which any longer or broader Government Requirement covering the Goods ends.

22.05 Intentionally stricken.

22.06 Change in Warranty [*****], the Buyer and Supplier (or a Related Company) may change any warranty offered covering the Goods.

22.07 Intentionally stricken.

22.08 Intentionally stricken.

22.09 Claim for Breach of Warranty The Supplier's Warranty and any rights of the Buyer to make a claim under it will be effective even if the Buyer has accepted all or a portion of the Goods.

SECTION 23. RECALLS AND OTHER FIELD SERVICE ACTIONS

23.01 Early Notification The Buyer or the Supplier, as appropriate, will inform the other about any nonconformity of the Goods as soon as reasonably practicable after it has been discovered and confirm the nonconformity in a Written Notice if requested by the other. The Buyer and the Supplier will cooperate fully with each other to identify the cause of the nonconformity and to develop a plan for the prompt remediation of it.

23.02 Types of Field Service Actions A Field Service Action is a recall or other service action performed by the Buyer, its dealers or other authorized repair facilities. The Buyer may initiate a Field Service Action required by a Government (either mandated or voluntarily agreed upon by the Buyer) or on its own for customer satisfaction or other reasons independent of any Government action.

23.03 Field Service Actions If the Buyer determines a Field Service Action is necessary to remedy the nonconformity, it will promptly notify the Supplier. The Buyer will provide this notice prior to the launch of a Field Service Action if it is reasonably practicable for it to do so. The Buyer will provide its rationale for conducting a Field Service Action and review information presented by the Supplier, including information related to [*****], in order to determine the applicability of a Field Service Action.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	10

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

The Buyer reserves the right to determine all aspects of a Field Service Action, including when to conduct one and its implementation; provided however that Supplier shall have [*****] for a Field Service Action that is not caused by Supplier’s [*****] resulting from: (a) the [*****] of the [*****] or other [*****] in the Developed Software; (b) service interruptions of the [*****] of the Developed Software; and (c) [*****] of the [*****] to and from the Developed Software for [*****] of the Developed Software.

23.04 Supplier Liability for Costs The Supplier is liable for all costs and expenses of a Field Service Action to remedy the nonconformity in the Goods. If the Buyer has agreed, as part of a Field Service Action negotiated with a Government, to provide an extended warranty, customer incentives to increase the Field Service Action completion rate, or to take other actions, the Supplier's liability will also include the costs and expenses of these actions.

23.05 Adjustment of Supplier Responsibility Once the Field Service Action has been initiated, the Buyer and the Supplier will negotiate diligently and in good faith on the extent to which the Supplier's financial responsibility under Section 23.04 for the Field Service Action may be adjusted, if at all, taking into account the relative degree of fault of the parties.

23.06 Interim Field Service Action Cost Recovery Debit At its option, the Buyer may debit the Supplier for up to [*****] of the Actual Recall Costs relating to a specific Field Service Action if:

(a) The Buyer has made a good faith determination that the Supplier is likely to be liable for some portion of the total costs of the Field Service Action, taking into account all of the relevant data available at the time, including the assessments of the Buyer and the Supplier concerning their relative fault; and

(b) No agreement has been reached on the allocation of costs within 90 days after the commencement of negotiations.

For purposes of this Section 23.06 and Section 23.07 only, the term Actual Recall Costs will be limited to the cost of parts and labor actually incurred by the Buyer. These costs will be calculated in accordance with the Buyer's Field Service Action Cost Recovery Web-Guide. Debits will be made no more often than once a quarter.

23.07 Maximum Interim Field Service Action Cost Recovery Debit The maximum cumulative debits for Actual Recall Costs for any one Field Service Action under Section 23.06 will not exceed [*****] the aggregate price paid under the Production Purchase Orders for the Goods for the model years that are the subject of the Field Service Action.

For example, if the Actual Recall Costs involving part X installed on three model years of vehicles was [*****], the maximum cumulative debits under Section 23.06 would be [*****]. If, however, the aggregate price paid under all of the Production Purchase Orders covering the Goods installed in the recalled vehicles is [*****], then Section 23.07 would cap the cumulative amount of the debits at [*****].

23.08 Account Adjustment Once the Supplier's share of the Field Service Action cost has been determined under this Section 23, the Buyer will credit or debit the account of the Supplier, as may be appropriate.

23.09 No Admission of Liability Neither the Buyer nor the Supplier will be deemed to have admitted that the amount of any Interim Field Service Action Cost Recovery Debit under Section 23.06, or the maximum under Section 23.07, is the amount for which the Supplier may ultimately be liable under

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	11

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

Section 23.04. The Buyer's rights under Section 23.06 are in addition to any other rights that it may have to recover from the Supplier for any nonconformity of the Goods. Neither party will be deemed to have waived any right it might have against the other party relating to any nonconformity in the Goods.

SECTION 24. INFORMATION PROVIDED TO A GOVERNMENT; SUBSTANCE AND MATERIALS REPORTING AND COMPLIANCE

24.01 Government Submissions Involving the Goods The Supplier will promptly notify the Buyer via e-mail directed to [*****] if it has provided information to a Government regarding the Goods, including information provided to the U.S. Government in accordance with the following reporting requirements of U.S. law: 49 CFR Part 573 (Defect and Noncompliance Reporting) and 49 CFR Part 579 (Reporting of Information and Communications About Potential Defects).

This e-mail notification will include the following information: the date the notification was provided to a Government, the affected Goods (or components of the Goods, as applicable), and the report type (e.g., for reporting to the U.S. Government, an Early Warning Report or Noncompliance Report).

Upon the request of the Buyer, the Supplier will provide the Buyer (and any Related Company specified by it) with access to and copies of any data, materials or information provided to a Government relating to the Goods, any component or part of the Goods, or any materials or substances used in the Goods or in connection with their production, including any test, manufacturing, field performance or warranty data. The Supplier will provide the information within 10 business days after receipt of the Buyer's request.

24.02 Government Submissions Involving Derivative Products The Supplier will promptly notify the Buyer, via the method described in Section 24.01, if it has provided information to a Government regarding goods of a comparable or derivative nature to the Goods that the Supplier has supplied to the Buyer or a Related Company, including information provided to the U.S. Government of the type or kind described in Section 24.01. Upon the request of the Buyer, the Supplier will provide the Buyer (and any Related Company specified by the Buyer) with access to and copies of all materials in accordance with Section 24.01.

24.03 Contract Restrictions If the Supplier is restricted by contract, court order or otherwise from disclosing the information to the Buyer, the Supplier will promptly notify the Buyer in a Written Notice. The Buyer and the Supplier will agree on the steps to be taken by the Supplier to obtain the requested information.

24.04 Intentionally stricken.

24.05 Confidentiality The Buyer's obligations to treat information provided by the Supplier under this Section 24 as confidential are described in Section 12 of the Software Development and Licensed Software Supplemental Terms and Conditions; however, the Buyer's obligations will not apply to the extent required in order for it or any of its Related Companies to comply with any reporting, certification, or similar requirement of a Government (either mandated or voluntarily agreed upon by the Buyer or any of its Related Companies).

SECTION 25. INDEMNIFICATION OBLIGATIONS OF THE SUPPLIER

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	12

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

25.01 Definitions For purposes of this Section 25, Indemnified Person includes the Buyer, its Related Companies, and their directors, officers, and employees. Litigation Costs includes all costs, damages, losses, claims and expenses (including [*****] fees for attorneys, experts and consultants, settlement costs and judgments) incurred in defending against a claim under Section 25.02.

25.02 Supplier’s Obligations The Supplier will indemnify and hold an Indemnified Person harmless against all Litigation Costs occasioned by, resulting from, or arising out of any claim by a third party for death, personal injury, or property damage which results from: (a) any defect in the Goods supplied by the Supplier; (b) any noncompliance by the Supplier with any of its representations, warranties or obligations under a Purchase Order; or (c) any negligence or fault of the Supplier in connection with the design or manufacture of the Goods.

25.03 Apportionment of Litigation Costs Upon the filing of any third-party claim against an Indemnified Person that is subject to Section 25.02, the Supplier and the Buyer will, in good faith, attempt to reach agreement concerning whether, notwithstanding the provisions of Section 25.02, it is appropriate under the circumstances of the particular case to apportion Litigation Costs between the Supplier and the Buyer.

25.04 Factors to be Considered in Apportionment In determining whether and to what extent Litigation Costs should be apportioned between the Supplier and the Buyer under Section 25.03, all relevant factors should be considered, including the [*****] of the claim, whether the claimant alleges [*****] that the Indemnified Person is [*****] for the Supplier’s fault (or a defect in the Goods for which the Supplier is primarily responsible), and whether any [*****] fault alleged on the part of an Indemnified Person consists of a [*****] to discover or guard against the Supplier’s negligence or an alleged defect in the Goods. Absent an agreement on apportioning Litigation Costs, the terms of Section 25.02 will apply.

25.05 Work Performed on Premises If the Supplier performs any work on an Indemnified Person’s premises or utilizes the property of an Indemnified Person, whether on or off the Indemnified Person’s premises, the Supplier will indemnify and hold the Indemnified Persons harmless from and against any liability, claims, demands or expenses (including actual fees of attorneys and other professionals) for damages to the property of or injuries (including death) to Indemnified Persons, their employees or any other person arising from or in connection with the Supplier’s performance of work or use of the Indemnified Person’s property [*****], except for such liability, claim, or demand arising out of the sole negligence of an Indemnified Person.

SECTION 26. TERMINATION FOR CAUSE

26.01 Supplier Breach The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier if the Supplier fails to comply with any of the [*****] requirements of the Purchase Order. If the noncompliance relates to an obligation of the Supplier that is, in the [*****] opinion of the Buyer, capable of cure as described in Section 26.02, the Buyer may terminate under this Section 26.01 only if the Supplier has failed to either: (a) timely cure the noncompliance (as described in Section 26.02); or (b) provide the Buyer with adequate assurances of performance acceptable to the Buyer.

26.02 Cure Periods If the Supplier delivers Goods that fail to comply with the requirements of Section 6 of the Software Development and Licensed Software Supplemental Terms and Conditions, the cure provisions of said Section 6 will apply. For all other failures by the Supplier to comply with the [*****] requirements of the Purchase Order, the Supplier will have [*****] after the effective date (as described in Section 44.02) of the Buyer’s Written Notice to the Supplier specifying the failure by the Supplier within which to: (a) cure the nonperformance; or (b) provide adequate assurances of performance acceptable to the Buyer.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	13

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

26.03 Change of Control The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier, if control of the Supplier changes such that the entity gaining control: (1) is or is controlled by [*****]; (2) is an entity that has [*****] with Buyer or that has been [*****] by Buyer as having [*****] under a [*****] with Buyer; or (3) is already a supplier to Buyer with which Buyer has similar primary contract terms and conditions (“Other Agreement”), and Buyer [*****] under the Other Agreement that contains [*****] goods and services, [*****] as existed [*****] to the Buyer’s termination of the Purchase Order. A change of control includes: (a) the sale, lease or exchange of a substantial portion of the Supplier’s assets used for the production of the Goods; (b) the sale or exchange of a controlling interest in the shares of the Supplier; or (c) the execution of a voting or other agreement of control. The Supplier will provide the Buyer with Written Notice of a change of control within [*****] after the change of control has become effective. The Buyer will have [*****] from the date the Written Notice from the Supplier is effective (as described in Section 44.02) within which to notify the Supplier of its decision to terminate the Purchase Order and the effective date of the termination, which will be no sooner than [*****] after the date the Written Notice of termination is effective (as described in Section 44.02).

26.04 Insolvency The Buyer may terminate a Purchase Order, in whole or in part, upon Written Notice to the Supplier, if the Supplier: (a) becomes insolvent; (b) files a voluntary petition in bankruptcy; (c) has an involuntary petition in bankruptcy filed against it; (d) has a receiver, administrator, custodian or trustee appointed over the Supplier or its assets; or (e) executes an assignment for the benefit of its creditors. In each case, the Supplier is liable for all reasonable costs incurred by the Buyer, including those for attorneys, experts, consultants and other professionals, [*****].

26.05 Excusable Delay The Buyer may terminate a Purchase Order, in whole or in part, upon written Notice to the Supplier, as described in Section 40.05.

26.06 Effective Date of Termination Termination under Section 26.01, 26.04, or 26.05 will be effective [*****] the Buyer’s Written Notice of termination is effective (as described in Section 44.02), unless the Written Notice specifies another date. Termination under Section 26.03 will be effective [*****] specified in the Written Notice of termination.

26.07 Amounts Payable by Buyer upon Termination under Section 26.01 In the event of a termination under Section 26.01, the Buyer will pay the Supplier, subject to Section 11, for:

(a) Any unpaid Goods previously delivered and accepted that [*****] conform to the requirements of the Purchase Order; and

(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that [*****] conforms to the requirements of the Production Tool Order.

26.08 Amounts Payable by Buyer upon Termination under Sections 26.03, 26.04, or 26.05 In the event of a termination under Sections 26.03, 26.04, or 26.05, the Buyer will pay the Supplier, subject to Section 11, for:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	14

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

(a) Any unpaid Goods previously delivered and accepted that [*****] conform to the requirements of the Purchase Order;

(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that [*****] conforms to the requirements of the Production Tool Order;

(c) Undelivered finished Goods that: (1) [*****] conform to the requirements of the Purchase Order; (2) were produced in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the termination was effective (as described in Section 26.06); and (3) are transferred to the Buyer in accordance with Section 31.01(c);

(d) Actual costs incurred by the Supplier in protecting the Buyer’s property pending delivery or return to the Buyer; and

(e) Any other costs or allowances that the Buyer, in its sole discretion, may elect to pay.

26.09 Amounts Payable by the Supplier upon Termination under Section 26 The Supplier will be liable for all direct, costs and expenses incurred by the Buyer resulting from termination of the Purchase Order by the Buyer under this Section 26, and termination under this Section 26 does not relieve the Supplier from this liability. Notwithstanding the foregoing, the [*****] of Supplier to the Buyer for [*****] and [*****] resulting from termination of the Purchase Order by the Buyer under this Section 26 shall [*****] under the Production Purchase Orders for the Goods by the Buyer to Supplier [*****] the date of the Buyer’s termination of the Purchase Order.

26.10 Repeated Failures to Comply If the Buyer has determined, in accordance with Section 26.11, that the Supplier has repeatedly failed to comply, with the requirements of Section 15.03, Section 36, or Section 37.01 or 37.02, the Buyer may, to the extent not prohibited by law, debit the Supplier for an amount not to exceed [*****] of the aggregate price paid under all of the outstanding Purchase Orders related to this agreement with the Supplier that gave rise to the repeated failures.

26.11 Good Faith Determination The Buyer will act in good faith in making its determination under Section 26.10 and will take into account relevant information provided by the Supplier. Any debit made under Section 26.10 is in addition to any other remedy the Buyer may have for any failure by the Supplier to comply with any of its obligations under the Purchase Order.

SECTION 27. Preferred Provider

27.01 Preferred Provider: While this agreement is in effect, Supplier shall be Buyer’s preferred provider for GPS on-board navigation integrated within Ford Sync Gen 2 (“Preferred Provider”). As the Preferred Provider, Buyer will use Supplier exclusively for such GPS on-board navigation in all geographic regions where Supplier is able and allowed to provide Buyer’s requisite capabilities to Buyer (“Exclusivity”). Following a request from Buyer for capability in a certain geographic region, Supplier shall indicate in writing of its ability and authorization to provide Buyer’s requisite capabilities in that geographic region, which response shall be delivered to Buyer in a reasonable time period after receipt of such request. In such event where Supplier has indicated that it is unable or not allowed to provide such GPS on-board navigation in a geographic region, or if Supplier is unable to provide the GPS on-board navigation in that region [*****] or [*****] (based on Buyer’s specifications) as the existing regions, Buyer [*****] in that geographic region.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	15

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

SECTION 28. CLAIMS

28.01 Process for Submitting Claims Any claim seeking a payment from the Buyer as the result of termination under Section 26, non-renewal under Section 8.03, or program cancellation under Section 29 must be submitted within [*****] after the effective date of termination, non-renewal, or program cancellation. The claim must include sufficient supporting data to permit the Buyer’s auditors to verify and substantiate the claim. The Buyer (and its designated agents) have the right to examine and audit all pertinent items related to the claim, including books, records, facilities, work-in-process, raw materials and inventory. If necessary, the Supplier may request an extension of the submission deadline, provided that it does so within the [*****] submission period.

28.02 Payment Not a Waiver Any amount paid by the Buyer for the Goods will not be deemed to be a waiver of any breach by the Supplier or any amount otherwise due to the Buyer under the Purchase Order. Waiver by the Buyer of any breach by the Supplier on one occasion will not preclude the Buyer from terminating the Purchase Order for, or constitute a waiver of, any similar breach at another time.

28.03 No Other Liability The Buyer has no liability to the Supplier or any Related Company of the Supplier for lost profits, unabsorbed overhead, capital investment, interest expense, product development and engineering costs, facilities and equipment rental or purchase or rearrangement costs, unamortized depreciation costs, penalties, or general or administrative charges, whether incurred directly or indirectly by the Supplier, any of its Related Companies, or their suppliers, except to the extent provided in Section 26 .

SECTION 29. PROGRAM CANCELLATION

29.01 Program Cancellation The Buyer reserves the right to cancel a vehicle, or vehicle-related (e.g., powertrain), program for which the Supplier has been issued a Purchase Order to supply the Goods. The Buyer’s right to do so is in addition to any other termination rights it may have under the Global Terms and Conditions.

29.02 Process for Submitting Claims If, as the result of a cancellation under Section 29.01, the Supplier believes it is entitled to reimbursement of any of its costs, it may submit a claim to the Buyer in accordance with the process specified in Section 28.01. Costs for which the Buyer may consider reimbursement are those specified below:

(a) Unpaid Goods previously delivered and accepted which [*****] conform to the requirements of the Purchase Order;

(b) Any outstanding balance owed to the Supplier for Buyer-Owned Tooling that [*****] conforms to the requirements of the Production Tool Order;

(c) Undelivered finished Goods that: (1) [*****] conform to the requirements of the Purchase Order; (2) were produced in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the cancellation was effective and (3) are transferred to the Buyer in accordance with Section 31.01(c);

(d) (i) Actual costs, subject to the limitation noted in (ii), incurred for work-in-process and raw materials that: (1) are not damaged or destroyed; (2) were not purchased by a third party with the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	16

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

Buyer’s prior authorization in a Written Notice; (3) cannot be used by the Supplier to produce goods for itself or other customers; and (4) are transferred to the Buyer in accordance with Section 31.01(c);(ii) only to the extent any work-in-process and raw materials were acquired to complete quantities to be delivered in accordance with delivery or Release schedules approved by the Buyer and outstanding as of the date the cancellation was effective

(e) Actual costs incurred by the Supplier in protecting the Buyer’s property pending delivery or return to the Buyer; and

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	17

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

(f) Any other costs or allowances that the Buyer, in its sole discretion, may elect to pay.

SECTION 30. POTENTIAL ADJUSTMENT OF SUPPLIER FINANCIAL RESPONSIBILITY

30.01 No Obligation The Buyer has no obligation to compromise a claim or an amount owed to the Buyer arising from a breach by the Supplier.

30.02 Factors Considered The Buyer may elect to reduce the amount for which the Supplier may otherwise be financially responsible. If the Buyer elects to do so, it will take into account one or more of the following factors:

(a) The extent and timeliness of the cooperation of the Supplier, including the early identification and resolution of any potential or actual nonconformity of the Goods;

(b) The volume of business, tenor, value and length of the relationship with the Supplier;

(c) The extent of the Supplier’s participation in Team Value Management (TVM) initiatives, the Warranty Reduction Program, and other programs of the Buyer;

(d) The financial health of the Supplier; and

(e) Any other factor the Buyer believes to be relevant.

SECTION 31. SUPPLIER’S OBLIGATIONS ON EXPIRATION OR TERMINATION

31.01 Actions by Supplier Upon the expiration or termination of the Purchase Order, the Supplier will:

(a) Take all actions necessary to protect any of the Buyer’s property in the possession of the Supplier or its suppliers and subcontractors;

(b) Cooperate with the Buyer to help avoid production disruptions while the production of the Goods is being resourced to another supplier;

(c) Transfer title and possession of the Goods, Supplier-Owned Tooling, work-in-process and raw materials that the Buyer has agreed to acquire from the Supplier and return Tooling and other property of the Buyer;

(d) Terminate all orders and subcontracts related to work to be performed after the effective date of any expiration or termination; and

(e) Cease all work under the Purchase Order unless directed otherwise by the Buyer.

SECTION 32. AUDIT RIGHTS AND FINANCIAL INFORMATION

32.01 Supplier Records and Facilities If requested by the Buyer, the Supplier will permit the Buyer (which, for purposes of this Section 32.01, includes its authorized representatives) to:

(a) Examine all pertinent documents, data and other information relating to the Goods, Tooling, the Supplier’s obligations under the Purchase Order, any payment made to the Supplier or any claim made by the Supplier;

Confidential	Ford-TeleNav	18

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

(b) View any facility or process relating to the Goods or the Purchase Order, including those relating to production quality; and

(c) Audit any facility or process to determine compliance with the requirements of the Purchase Order, including those under Section 36 and Section 37.

Any examination under this Section 32.01 will be conducted during normal business hours and upon advance Written Notice to the Supplier.

32.02 Subcontractor Records and Facilities If requested by the Buyer, the Supplier will use its best efforts to permit the Buyer to obtain from the subcontractors of, and vendors, to the Supplier the information and permission to conduct the reviews specified in Section 32.01, regardless of any other right the Buyer may have to that information or facilities.

32.03 Supplier Financial Reports If requested by the Buyer, the Supplier will provide to the Buyer’s Purchasing Controller’s Office the most current Financial Reports: (a) for the Supplier; and, (b) for any Related Company of the Supplier involved in producing, supplying, or financing the Goods or any component part of the Goods. Financial Reports include income statements, balance sheets, cash flow statements and supporting data. The Buyer’s Purchasing Controller’s Office may use Financial Reports provided under this Section 32.03 only to assess the Supplier’s ongoing ability to perform its obligations under the Purchase Order and for no other purpose, unless the Supplier agrees otherwise in writing.

32.04 Time of Disclosure If the Supplier is a publicly traded company, the Supplier will provide Financial Reports to the Buyer under Section 32.03 at the time it is permitted to do so under applicable law and the rules of the appropriate stock exchanges.

32.05 Confidentiality The Buyer’s obligations to treat information provided to its Purchasing Controller’s Office under Section 32.03 as confidential are described in Section 12 of the Software Development and Licensed Software Supplemental Terms and Conditions.

32.06 Records Retention The Supplier will keep all relevant documents, data and other written information for at least [*****] following: (a) in the case of the Goods, the later of the last delivery of the Goods or the date of the final payment to the Supplier under the Purchase Order; and (b) in the case of Tooling, the later of the date of completion of the Production Part Approval Process (PPAP), the date of submission of the Part Submission Warrant (PSW), or the date of final payment. The Buyer may make copies of these materials.

SECTION 33. Intentionally stricken.

SECTION 34. Intentionally stricken.

SECTION 35. Intentionally stricken.

SECTION 36. COMPLIANCE WITH LAWS

36.01 General Obligations The Supplier will comply with all Government Requirements that may apply to the design, production, sale, or distribution of the Goods. A Government Requirement includes any law or requirement of a Government, including those that apply to new motor vehicles in

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	19

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

general or specific components installed in them. These requirements include emissions control, safety, hazardous materials, recycling, and end-of-life disposal. A Government Requirement may include specific warranty periods or terms of coverage, or a period of time during which the Buyer may be required to conduct a Field Service Action as defined in Section 23.02. The term Government refers to an entity that claims a right to investigate or regulate the Goods, the vehicles into which the Goods may be installed, the Buyer, the Supplier, or any of their Related Companies. The term Government includes the United States Environmental Protection Agency, the United States National Highway Traffic Safety Administration, and the Commission of the European Union.

36.02 Government Contractors The Supplier will comply with all applicable Government Requirements for Government subcontractors, including, if the Buyer is a U.S. company, the following requirements of U.S. law:

(a) Title 48, Code of Federal Regulations: Section 52-219-8, Utilization of Small Business Concerns; Section 52.225-11, Restrictions on Certain Foreign Purchases; Section 52.222-21, Prohibition of Segregated Facilities; Section 52.222-26, Equal Opportunity; Section 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans; Section 52.222-36, Affirmative Action for Workers With Disabilities; Section 52.222-37 Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans; and Section 52.222-41, Service Contract Act.

(b) Executive Order 13201, Notification of Employee Rights Concerning Payment of Union Dues or Fees, at such time as it may come into effect.

SECTION 37. BASIC WORKING CONDITIONS AND EMPLOYMENT STATUS

37.01 Basic Working Conditions When the Supplier performs work on the Goods or their component parts, the Supplier will not: (a) use forced labor, regardless of its form; (b) employ any person below the age of 15, unless it is part of a Government approved job training, apprenticeship or other program that would be clearly beneficial to its participants; or (c) engage in physically abusive disciplinary practices.

37.02 Subcontractors If the Supplier retains subcontractors to perform work on the Goods or their component parts, the Supplier will use only subcontractors that will adhere to the requirements of Section 37.01. The Supplier will monitor the subcontractor’s compliance.

37.03 Adoption of Code The Buyer has adopted a Code of Basic Working Conditions that includes the requirements of Section 37.01 and other work-place practices. The Code applies to all of the Buyer’s operations. The Code can be found via the Social Responsibility Web-Guide or by contacting the Buyer directly. The Supplier is encouraged to adopt and enforce a similar code of practice and to have its subcontractors do so.

37.04 Certification of Compliance The Supplier represents when it delivers the Goods that it has complied with the requirements of Section 36, Section 37.01 and Section 37.02. The Buyer may, [*****], retain an independent third party, or request the Supplier to retain one reasonably acceptable to the Buyer, to: (a) audit the Supplier’s compliance with the requirements of Section 37; and (b) provide the Supplier and the Buyer with written certification of the Supplier’s compliance, including areas for potential improvement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	20

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

37.05 Cost of Audit The Supplier will bear the [*****] cost of any third-party audit and certification under Section 37.04, regardless of which party retained the auditor. The Buyer, at its option, may accept an audit or certification by the Supplier in lieu of a third-party certification.

37.06 Temporary Assignment of Employees The temporary assignment of employees of one party to the facilities operated by the other party will not affect the status or change the employment relationship of the assigned employees.

SECTION 38. PROTECTION OF SUPPLY

38.01 Notice to the Buyer The Supplier will provide the Buyer with Written Notice (a) at least 30 days in advance of the expiration of any labor contract or (b) concerning any potential labor dispute involving the Supplier that could affect the Buyer’s operations or the supply of the Goods under the Production Purchase Order.

38.02 Plan to Avoid Disruption Upon the Buyer’s request, the Supplier will provide the Buyer with its plan to avoid adversely affecting the Buyer’s operations or to ensure that the Buyer’s requirements for the Goods will be met without disruption for at least a [*****] period after the expiration of the labor contract or the commencement of a labor dispute affecting the Supplier. The Supplier will keep the Buyer informed of any changes to the plan, its implementation and the Supplier’s efforts to resolve the labor dispute. The Buyer’s obligations to treat information provided by the Supplier under this Section 38.02 as confidential are described in Section 12 of the Software Development and Licensed Software Supplemental Terms and Conditions.

SECTION 39. RESOLVING DISPUTES

39.01 Negotiation In the event of a dispute between the parties relating to the Purchase Order, the one raising the matter in dispute will notify the other in a Written Notice describing in sufficient detail the nature of the dispute. Each party will then appoint one or more representatives to resolve the dispute. These representatives will promptly meet and negotiate in good faith to reach a fair and equitable settlement. At the end of [*****], if no settlement has been reached, either party may end discussions and declare an impasse.

39.02 Mediation If an impasse is declared under Section 39.01, the parties will participate in non-binding mediation by a third-party mediator in good faith. The parties will promptly agree on the mediator and the cost of the mediator will be shared equally. The mediator has [*****] from the date of appointment to help resolve the dispute.

39.03 Arbitration A party may request the other to participate in binding arbitration following the declaration of an impasse under Section 39.01 or the conclusion of mediation under Section 39.02. The request will be made in a Written Notice provided within [*****] following the end of the applicable resolution time period, and the other party must respond within [*****] after receipt of the request. Neither party is required to participate in any arbitration proceeding under this Section 39.03. If both agree to do so, they will participate in good faith and in accordance with applicable requirements of the Dispute Resolution Web-Guide.

39.04 Litigation If the dispute has not been resolved within [*****] after the end of the mediation period specified in Section 39.02, litigation may be initiated, unless the parties agree to arbitration under Section 39.03. In any litigation, the parties agree that the litigation will be filed only in the courts of the country in which the Buyer has its principal place of business, regardless of where the Supplier may be located or the Goods may have been designed, manufactured, sold or delivered, unless the applicable provisions of the Dispute Resolution Web-Guide provide otherwise.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	21

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

39.05 Principal Place of Business in the U.S. If the principal place of business of the Buyer is in the United States, each party will, in any litigation brought under Section 39.04:

(a) Irrevocably submit to the exclusive jurisdiction of: (1) the United States District Court for the Eastern District of Michigan, Southern Division in Detroit, as to any claim or proceeding over which it may have jurisdiction; or, (2) the Circuit Court for the County of Oakland, Michigan (6th Circuit – Pontiac) as to all other claims or proceedings;

(b) Expressly waive any objection to venue or jurisdiction, including an objection based on the inconvenience of the forum; and

(c) Not seek or accept any award of punitive, exemplary or multiple damages other than a right to recover them under the indemnification provisions in Section 25.

39.06 Principal Place of Business Outside the U.S. If the principal place of business of the Buyer is outside of the United States, the applicable provisions of the Dispute Resolution Web-Guide may require binding arbitration in place of litigation, and will describe the jurisdiction and venue for any litigation. See the Dispute Resolution Web-Guide.

39.07 Governing Law The Purchase Order will be governed by the laws of the Buyer’s principal place of business without regard to any conflict of laws provisions that might otherwise apply. If the Buyer is located in the United States, its principal place of business will be deemed to be the state of Michigan. The United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.

39.08 Effect on Buyer’s Rights The dispute resolution processes specified in Sections 39.01 through 39.04 are not preconditions to the exercise by the Buyer of any of its rights or remedies under the Purchase Order or applicable law, including its rights under Section 11 or Section 23. The Buyer’s exercise of its rights will not, however, affect either party’s obligations to comply with the requirements of this Section 39.

SECTION 40. EXCUSABLE DELAY

40.01 Excusable Events Neither the Buyer nor the Supplier will be liable for a delay or failure to perform directly due to an Excusable Event. An Excusable Event is a cause or event beyond the reasonable control of a party that is not attributable to its fault or negligence. Excusable Events include fire, flood, earthquake, and other extreme natural events, acts of God, riots, civil disorders, labor problems (including strikes, lockouts, and slowdowns regardless of their lawfulness), and war or acts of terrorism whether or not declared as such by a Government. In every case, other than those relating to labor problems, the failure to perform must be beyond the reasonable control, and not attributable to the fault or negligence, of the party claiming the Excusable Event. Excusable Events also include delays or nonperformance of a subcontractor, agent or supplier of a party only if and only to the extent that the cause or event would be an Excusable Event as defined in this Section 40.01. Excusable Events do not include the failure to comply with applicable law or to take actions reasonably necessary to schedule performance in anticipation of any customs, export-import, or other Government Requirement of which public notice has been given.

40.02 Notice of Excusable Event The party claiming an Excusable Event will provide the other party with Written Notice of its occurrence and its termination as soon as practicable.

Confidential	Ford-TeleNav	22

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

40.03 Work-In-Process In the event of an Excusable Event, the Buyer, at its option, may acquire possession of all finished Goods, work-in-process, and raw materials produced or acquired for the work under the Purchase Order.

40.04 Right to Substitute and Reduce Quantity The Buyer reserves the right to acquire the Goods elsewhere for the duration of the Excusable Event and for a reasonable time afterwards to minimize production disruptions until the Supplier’s facilities are producing the Goods in the quantities required by the Purchase Order or Releases and to reduce accordingly any quantity of Goods ordered under an outstanding Release.

40.05 Right to Terminate The Buyer may terminate a Purchase Order, in whole or in part, upon written Notice to the Supplier if an Excusable Event has occurred resulting in a failure or delay to perform that has lasted for more than 3 consecutive months after the date the Written Notice from the party claiming an Excusable Event is effective (as described in Section 44.02).

SECTION 41. WAIVER OF NONPERFORMANCE

41.01 Waiver of Nonperformance A waiver of nonperformance under the Purchase Order must be in a Written Notice and will apply only to the specific instance addressed in the waiver and to no other past or future nonperformance.

SECTION 42. ASSIGNMENTS

42.01 Assignment of Payment by the Supplier The Supplier may assign its right to receive payment from the Buyer. The Supplier will provide the Buyer with reasonable advance Written Notice of any such assignment. The Buyer will use reasonable efforts to effect payment in accordance with the Supplier’s assignment. The Buyer will have no liability to the Supplier or the party to which the payment has been assigned if the Buyer sends payment to an incorrect party following an assignment, [*****].

42.02 Indemnification The Supplier will defend, indemnify and hold the Buyer harmless against any claim of non-payment by the assignee in the event the Buyer made payment to the Supplier after receipt of an assignment notice. Any assignment will not affect the validity or enforceability by the Buyer of any of its rights against the Supplier.

42.03 Assignment by the Buyer The Buyer may assign any benefit or duty under the Purchase Order upon Written Notice to the Supplier.

42.04 Assignment by the Supplier The Supplier may not assign or delegate any of its obligations without obtaining the Buyer’s prior written consent, [*****]. The Supplier will continue to be liable to the Buyer for the performance of all of its obligations following any assignment or delegation [*****] Supplier has not obtained the consent of the Buyer as required by this Section 42.04. Any consent to an assignment does not include consent to any further assignment by the party to which the Supplier has made the assignment.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	Ford-TeleNav	23

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

SECTION 43. CONTINUING OBLIGATIONS; SEVERABILITY

43.01 Continuing Obligations The obligations of the Buyer and the Supplier under the following Sections will survive the expiration, non-renewal or termination of the Purchase Order: 11, 15, 21, 22, 23, 24, 25, 31, 32, and 39.

43.02 Severability Any term or condition that is declared unlawful or unenforceable by a court of competent jurisdiction will not apply. The unenforceability of any such term or condition will not affect the enforceability of any other term or condition.

SECTION 44. WRITTEN NOTICES

44.01 Use of Written Notice A Written Notice is used by the Buyer to provide a required notice or instructions to the Supplier, or to authorize an exception, deviation or waiver of a pre-existing obligation or requirement under the Purchase Order. A Written Notice is also used by the Supplier to provide any notice to the Buyer that is required to be in writing. In the case of the Buyer, any Written Notice is valid only if signed by a representative of the Buyer’s purchasing activity. A Written Notice may be signed manually or electronically.

44.02 How Provided A Written Notice may be provided by: (a) first class mail; (b) courier service; (c) fax; (d) standard e-mail; or (e) the Buyer’s electronic system for communications with its suppliers. A Written Notice using method (a) or (b) is effective as of the date of delivery, and using method (c), (d), or (e) is effective as of the date of transmission.

SECTION 45. NO THIRD-PARTY RIGHTS

45.01 No Third-Party Rights Except as expressly provided in the Global Terms and Conditions, no term, condition or right in or arising under any of the documents or Web-Guides relating to the purchase of the Goods gives or creates any third-party beneficiary rights or any other rights whether in law or equity to any person or entity other than the Buyer, the Supplier and their Related Companies.

SECTION 46. ADVERTISING, PUBLICITY AND NEWS RELEASES

46.01 Advertising All advertising and promotional materials related to the Buyer or the Goods the Supplier sells to the Buyer must be approved in advance in accordance with the Supplier Advertising Web-Guide.

46.02 News Releases All news releases and other forms of publicity related to the Buyer or the Goods the Supplier sells to the Buyer must be approved in advance in accordance with the Supplier News Release & Publicity Web-Guide.

SECTION 47. MISCELLANEOUS MATTERS

47.01 Convenience Only The Table of Contents, Index of Defined or Referenced Terms, headings and captions are provided for convenience only and do not create or affect any substantive rights. Examples are provided for illustrative purposes only.

47.02 Construction No provision may be construed against the Buyer as the drafting party. The term “including” means “including without limitation.” The term “days” means calendar days. The term “document” means a document in paper or electronic form.

Confidential	Ford-TeleNav	24

Ford-TeleNav	SYNC Gen 2 On-Board Navigation Global Terms and Conditions	Confidential

47.03 Controlling Language The English version of the Global Terms and Conditions will apply in the event of any disagreement over any translation.

***END OF DOCUMENT***

Confidential	Ford-TeleNav	25

Attachment IV

Statement of Work

For

SYNC™ Generation 2 Navigation Application

[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

1	Scope and Background	3
1.1	Lexicon	3
1.2	References	3
2	User Navigation Experience	3
3	System Engineering Tasks	3
3.1	System Design Tasks	3
3.2	Design Roles	3
4	Navigation Plug-in Development Tasks	3
4.1	Navigation APIs	3
4.2	Routing, Navigation and Guidance Tasks	3
4.3	Navigation Display Tasks	3
4.4	Point Of Interest Tasks	4
4.5	Audio and TTS Tasks	4
4.6	Event Manager and Data Manager Tasks	4
4.7	Software and Data Update Tasks	4
4.8	Performance Metric Tasks	4
4.9	Integration Tasks	4
4.10	Testing and Validation Tasks	4
4.11	Internationalization and Localization Tasks	4
4.12	System Update Tasks	4
4.13	Development Roles	4
5	End-to-End Integration and Test Tasks	4
6	Training and Documentation Tasks	4
7	Project Timelines and Feature Deliverables	4
7.1	Deliverable Milestone 1	5
7.2	Deliverable Milestone 2	5
7.3	Deliverable Milestone 3	5
7.4	Deliverable Milestone 4	5
7.5	Deliverable Milestone 4.5	5
7.6	Deliverable Milestone 5	5
7.7	Deliverable Milestone 6	5
7.8	Deliverable Milestone 7	5
7.9	Deliverable Milestone 8	5
7.10	Deliverable Milestone 9	5

1	Scope and Background

[*****]

1.1	Lexicon

[*****]

1.2	References

[*****]

2	User Navigation Experience

[*****]

3	System Engineering Tasks

[*****]

3.1	System Design Tasks

[*****]

3.2	Design Roles

[*****]

4	Navigation Plug-in Development Tasks

[*****]

4.1	Navigation APIs

[*****]

4.2	Routing, Navigation and Guidance Tasks

[*****]

4.3	Navigation Display Tasks

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4	Point Of Interest Tasks

[*****]

4.5	Audio and TTS Tasks

[*****]

4.6	Event Manager and Data Manager Tasks

[*****]

4.7	Software and Data Update Tasks

[*****]

4.8	Performance Metric Tasks

[*****]

4.9	Integration Tasks

[*****]

4.10	Testing and Validation Tasks

[*****]

4.11	Internationalization and Localization Tasks

[*****]

4.12	System Update Tasks

[*****]

4.13	Development Roles

[*****]

5	End-to-End Integration and Test Tasks

[*****]

6	Training and Documentation Tasks

[*****]

7	Project Timelines and Feature Deliverables

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.1	Deliverable Milestone 1

[*****]

7.2	Deliverable Milestone 2

[*****]

7.3	Deliverable Milestone 3

[*****]

7.4	Deliverable Milestone 4

[*****]

7.5	Deliverable Milestone 4.5

[*****]

7.6	Deliverable Milestone 5

[*****]

7.7	Deliverable Milestone 6

[*****]

7.8	Deliverable Milestone 7

[*****]

7.9	Deliverable Milestone 8

[*****]

7.10	Deliverable Milestone 9

[*****]

8	Developed Software

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment V

to the FORD AND TELENAV SYNC Generation 2 On-Board Navigation Agreement Summary,

Pricing and Royalty

1. TeleNav License Fee per SD Card based on [*****]

[*****]	License Fee per SD Card (does not include SD Card)

[*****]	$ [*****]

[*****]	$ [*****]

[*****]	$ [*****]

[*****]	$ [*****]

[*****]	$ [*****]

[*****]	$ [*****]

a. This pricing is valid for all geographic regions covered under the Agreement.

b. For content not otherwise provided by TeleNav (refer to section 3. below), Ford will pay third party fees directly to the applicable third party.

c. Ford has the option to make [*****] commitment at the [*****] of each [*****] of the Agreement or it can choose to make no [*****] commitment for such [*****].

o	If Ford chooses to make [*****] commitment, here are examples of how the [*****] will be applied:

Example 1: Ford made [*****] commitment at the beginning of Renewal Term [*****] of [*****] but only sold [*****]. Ford will pay TeleNav [*****] throughout the [*****], per agreed payment terms, and then will pay TeleNav [*****] at the [*****] of that Renewal Term [*****].

Example 2: Ford made [*****] commitment at the [*****] of Renewal Term [*****] of [*****] but sold [*****]. Ford will pay TeleNav [*****]. However, if Ford had chosen not to make [*****] commitment at the [*****] of that Renewal Term, Ford will pay TeleNav [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	1	Attachment V: Pricing

2. NRE Fees

Ford will pay TeleNav the following [*****] NREs fees for customized software development (refer to Attachment II, Software Development Supplemental Terms and Conditions):

[*****] [*****]
[*****] [*****]
[*****] [*****]
[*****] [*****]
[*****] [*****]
[*****] [*****]
[*****] [*****]

[*****] [*****]
[*****] [*****]
[*****] [*****]
[*****] [*****]

NRE for other countries

[*****]

[*****]

[*****]

[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	2	Attachment V: Pricing

3. Mapping Content, Points of Interest, and Other Associated Fees per SD Card

The mapping content, points of interest, and other associated fees (together referred to as ‘Content Fees’) as detailed in the table below will be paid to TeleNav per license in addition to the License Fee in section 1. Furthermore, the Content Fees for [*****] will be determined upon approval by Ford; provided, however that the mapping content fees portion of the Content Fees for the following regions shall be deemed to have been approved by Ford:

•	[*****]
•	[*****]

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	3	Attachment V: Pricing

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	4	Attachment V: Pricing

4. Reporting

Ford will send TeleNav [*****] report listing the number of SD cards sold/installed no later than the [*****] of the following [*****], and TeleNav shall subsequently issue an invoice to Ford based on such report. Payment of such invoice shall be made by Ford in accordance with Section 10 of the Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions. In addition, Ford will include sufficient information in the [*****] reporting to allow TeleNav to report and pay fees due for mapping and other content that TeleNav is responsible for.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential	5	Attachment V: Pricing